U.S. SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            Form 8-K

                          Current Report
                 Pursuant to Section 13 or 15(d)
              of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 20, 1997



                          PTI HOLDING INC.
      (Exact Name of Registrant as Specified in its charter)



      Delaware                          1-11586                    13-3590980
(State or jurisdiction                Commission               (I.R.S.Employer
of incorporation or                file number              Identification No.)
organization)



c/o 15 East North Street, Dover, DE                                     19901
(Address of principal executive offices)                              (Zip Code)



                          (302) 678-0855
       (Registrant's Telephone Number, Including Area Code)

Item 2.   Acquisition or Disposition of Assets.

     On August 5, 1997, the Company consummated the merger (the "Merger") of Flents Products Co., Inc., a New York corporation ("Flents"), which is principally engaged in the business of the manufacture of wax earplugs and the marketing and sale of earplugs and other safety and medical supplies, such as an eye drop delivery system, styptic devices, and air-filter masks (the "Business"), with and into the Company's wholly owned subsidiary, Flents Products Co., Inc., a Delaware corporation ("Merger Sub"), pursuant to an Agreement and Plan of Merger among the Company, Merger Sub and Flents. From and after August 5, 1997, Flents had no separate or independent existence, having been merged into Merger Sub. For purposes of financial accounting and income tax, the Merger was deemed to have occurred as of the opening of business on June 1, 1997 (the "Effective Date").

     The principal assets of Flents as of the Effective Date of the Merger consisted of: approximately $1,024,364 of accounts receivable; approximately $806,465 of inventory; certain proprietary information (including molds, vendor contacts and customer information) and various registered trademarks used in the Business.

     Merger Sub delivered at the closing (the "Closing") of the Merger $27.46 and 3.47 shares of the common stock, par value $.01 per share of the Company (the "Company's Common Stock") (with associated convertible value rights described below) to the shareholders of Flents in respect of each of the 77,756 issued and outstanding shares of the common stock of Flents, or total merger consideration of $4,837,085. The merger consideration was paid $2,135,435 in cash, and $2,701,650 in units consisting of 270,165 shares of the Company's Common Stock and 270,165 Convertible Value Rights ("CVRs"). For purposes of the Merger, the Units were valued at $10 per Unit. Each CVR entitles the original holder to up to $4.00 of additional Common Stock of the Company to the extent that the market value of the Company's Common Stock is less than $10.00 per share on the one-year anniversary of the Closing.

     In addition, at the Closing, Closing, Merger Sub entered into noncompetition agreements with Stuart M. Lowe, Chairman of the Board of Directors of Flents ("Low"), W. Thomas Davies, President of Flents ("Davies") and James E. Dunn, Vice President of sales of Flents ("Dunn"), all of whom were also shareholders of Flents, restricting them from, among other activities, competing with Merger Sub for a period of five years (or four years, in the case of Davies) from the Closing.

     At the Closing, Merger Sub also entered into a ten-year consulting agreement with Low, commencing on the Closing whereby he will receive $12,000 annually for the term of the agreement and health insurance for the first four years of the term. Merger Sub also entered into a four-year employment agreement with Davies, commencing as of June 1, 1997, providing for an initial starting salary of $180,000 per annum and options ("Options") for the purchase of 10,000 shares of the Company's Common Stock per year for the term of the employment agreement. Davies will also receive additional Options based on Merger Sub's performance. In addition, Merger Sub entered into a five-year employment agreement with Dunn, commencing as of June 1, 1997, providing for an initial starting salary of $108,000 per annum and a bonus based on the increase in Merger Sub's net revenues.

     The amount of consideration paid by Merger Sub as set forth above was determined by arms-length negotiations between the parties involved. Woodbridge Group Inc. received a fee for its advice rendered to Company and for arranging the Merger, however, no opinion was provided as to the fairness of the merger consideration in the transaction. The Company's evaluation of the merger consideration paid in the Merger was based upon the book value of Flents, its revenues and profits during its 1996 fiscal year, and its sales prospects. The Company incurred acquisition costs in connection with the merger totaling approximately $412,000.

     The three major shareholders of Flents prior to the Merger were all members of the Low family. Four of the other five shareholders were all employees of Flents at the time of the Closing who had received their shares as stock bonuses from Flents, and the fifth shareholder was Flents' attorney. No relation existed prior to the Merger between any of such persons or Flents, on the one hand, and the Company, any of its affiliates, any director or officer of the Company, or any associates of any such director or officer, on the other hand.

     The source of funds used to capitalize Merger Sub and to effect the Merger was the Company's cash reserves. Merger Sub intends to continue to use the assets of Flents in the Business.

     (a)  Financial Statements of Business Acquired.

          To be filed by amendment.


     (b)  Pro-Forma Financial Information.

          To be filed by amendment.


     (c)  Exhibits.

     Exhibit No.         Description

1 Agreement and Plan of Merger, dated July 25, 1997, among PTI Holding Inc., Flents Product Co., Inc. (a Delaware corporation) and Flents Product Co., Inc. (a New York corporation)

2 Amendment to Agreement and Plan of Merger, dated July 25, 1997, among PTI Holding Inc., Flents Product Co., Inc. (a Delaware corporation), Flents Product Co., Inc. (a New York corporation), W. Thomas Davies, James E. Dunn, Stuart M. Low, Robert A. Low, Doris L. Hirsch, Lester C. Migdal, Peter C. Kohn and Mary Lou Secchi

3 Certificates of Merger for the State of New York and the State of Delaware, each dated August 5, 1997, of Flents Products Co., Inc. (a New York corporation) into Flents Product Co., Inc. (a Delaware corporation)

4 Noncompetition Agreement, dated August 5, 1997, among PTI Holding Inc., Flents Products Co., Inc. (a Delaware corporation) and Stuart M. Low

5 Noncompetition Agreement, dated August 5, 1997, among PTI Holding Inc., Flents Products Co., Inc. (a Delaware corporation), W. Thomas Davies, and James E. Dunn

6 Consulting Agreement, dated August 5, 1997, between Flents Products Co., Inc. (a Delaware corporation) and Stuart M. Low

7 Employment Agreement, dated August 5, 1997, between Flents Products Co., Inc. (a Delaware corporation) and W. Thomas Davies

8 Employment Agreement, dated August 5, 1997, between Flents Products Co., Inc. (a Delaware corporation) and James E. Dunn

9 Convertible Value and Registration Rights Agreement, dated August 5, 1997, among PTI Holding Inc., W. Thomas Davies, James E. Dunn, Stuart M. Low, Doris L. Hirsch, Peter C. Kohn, Robert A. Low, Lester C. Migdal, and Mary Lou Secchi

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 20, 1997

                         PTI HOLDING INC.


                         By/s/ Meredith W. Birrittella
                            Meredith W. Birrittella,
                            Chief Executive Officer

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  August 20, 1997

                         PTI HOLDING INC.


                         By
                             Meredith W. Birrittella,
                             Chief Executive Officer

                            EXHIBIT 1

                   AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of July 25, 1997, by and among PTI HOLDING INC., a Delaware corporation, having an address c/o Protective Technologies International, Inc., One River Street, Hastings-on-Hudson, New York 10706 ("PTI"), FLENTS PRODUCTS CO., INC., a Delaware corporation and a wholly-owned subsidiary of PTI, having an address at c/o Akabas & Cohen, 488 Madison Avenue, New York, NY 10022 ("Merger Sub"), and FLENTS PRODUCTS CO., INC., a New York corporation having an address at 258 Dr. Martin Luther King Drive, Norwalk, Connecticut 06854 ("Flents" or the "Company").

     WHEREAS, Merger Sub is a wholly-owned subsidiary of PTI and has an authorized capital stock consisting of 200 shares of common stock, par value $.01 per share (the "Merger Sub Stock"), of which 100 shares are issued and outstanding and owned by PTI;

     WHEREAS, the respective Boards of Directors of PTI, Merger Sub and Flents have each approved the acquisition of Flents by PTI pursuant to a merger of Flents into Merger Sub (the "Merger") in accordance with Section 368 (a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code"), and the provisions of this Agreement, with the result that 77,756 aggregate shares of common stock, par value $.02 per share, of Flents (the "Flents Shares" or a "Flents Share") shall be canceled in exchange for $4,912,085 (the "Merger Consideration") consisting of $2,210,435 in cash (the "Cash Consideration") and not less than 270,165 units consisting of 270,165 shares of common stock (the "Merger Stock"), par value $.01 per share, of PTI (the "PTI Common Stock") and convertible value rights (as described in Section 3 herein), which together shall have a value of $2,701,650 at $10 per unit, subject to adjustment as provided herein; and

     WHEREAS, it is intended that the Merger will create economies of scale and cross-marketing benefits that will enhance the value of PTI, Merger Sub and Flents in a consolidated group,

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, PTI, Merger Sub and Flents hereby agree as follows:

     Section 1. The Merger

     1.1. Surviving Corporation. At the Closing (as defined in Section 4 herein), in accordance with the Code and this Agreement, Flents shall be merged with and into Merger Sub, and the separate existence of Flents (except as may be continued by operation of law) shall cease, and Merger Sub shall continue as the surviving corporation (Merger Sub hereinafter sometimes shall be referred to as the "Surviving Corporation").

     1.2. Effect of the Merger. At the Effective Time (hereinafter defined) of the Merger, in addition to any other purposes and powers set forth in the Certificate of Merger (as defined in Section 1.3(b) herein), the Surviving
Corporation shall have the rights and powers of Merger Sub and Flents (collectively referred to as the "Constituent Corporations"). The assets of each Constituent Corporation, including any legacies that each would have been capable of taking, shall transfer to, vest in and devolve on, the Surviving Corporation without further act or deed. Confirmatory deeds, assignments or similar instruments to evidence the transfer may be executed and delivered at any time in the name of Flents by its last acting officers or by the appropriate officers of the Surviving Corporation. The Surviving Corporation shall be liable for all the debts and obligations of Flents. An existing claim, action or proceeding pending by or against Flents may be prosecuted to judgment as if the Merger had not taken place, or, on motion of the Surviving corporation or any party, the surviving Corporation may be substituted as a party, and a judgment against Flents shall constitute a lien on the property of the surviving corporation. The Merger shall not impair the rights of creditors or any liens on the property of a Constituent Corporation.

     1.3. Consummation of the Merger.

          (a) This Agreement has been submitted to and approved by the stockholders of Flents and Merger Sub and the board of directors of PTI. PTI represents that it is authorized to enter into this Agreement without shareholder approval.

          (b) On the date of the Closing, the appropriate parties hereto shall execute and file with the State Department of the State of New York (the "Department") a Certificate of Merger substantially in the form of Exhibit A annexed hereto (the "Certificate of Merger"). Merger Sub shall also file appropriate documents in such other Jurisdictions as may be required by law.

     1.4. Charter; By-Laws; Directors and Officers. The Charter of Merger Sub, as in effect immediately prior to the date and time when the Merger shall become effective (the "Effective Time"), shall be further amended as provided in the Certificate of Merger, and, as so amended, shall be the Charter of the Surviving Corporation. The By-Laws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the By-Laws of the Surviving Corporation. The officers of Merger Sub shall be the officers of Surviving Corporation, in each case until an officer's successor is elected and qualified or until an officer's earlier death, resignation or removal. The directors of Merger Sub shall be the directors of the surviving corporation, until their successors are elected and qualified or until a director's earlier death, resignation or removal.

     1.5. Taking of Necessary Action; Further Action. Subject to the fiduciary obligations of their respective Boards of Directors and the terms hereof, PTI, Merger Sub and Flents shall each use its best efforts to take all such action as may be necessary or appropriate in order to effectuate the Merger under New York and Delaware law as promptly as possible. If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers, and franchises of either of the Constituent Corporations, the officers of such corporations are fully authorized in the name of their corporation or otherwise to take, and shall take, all such lawful and necessary action.

     Section 2. Status and Conversion of Securities.

     2.1. Conversion of Shares.

          (a) Flents Shares. Each Flents Share issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive a pro rata share of the Merger Consideration, which, based on 77,756 shares of the common stock of Flents outstanding, consists of, (i) $28.43 in cash, and (ii) 3.47 shares of PTI Common Stock and convertible value rights, as described in Section 3 herein, subject to the payment of expenses to the Exchange Agent. This conversion shall be subject to equitable adjustment in the event of any stock split, stock dividend, reverse stock split, or other similar proportional change in the number of shares of PTI Common Stock outstanding. No Flents Shares shall be deemed to be outstanding or to have any right other than those set forth in this Agreement after the Effective Time. The Merger Stock has not been, and will not be, registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities laws, except as shall be provided in the Convertible Value and Registration Rights Agreement described in
Section 7.9 herein. The Merger Stock will constitute restricted securities and may not be sold or disposed of by Flents or stockholders of Flents, unless so registered or an exemption from such registration is available, as evidenced by an opinion of counsel to the Surviving Corporation. Upon the request of a Flents stockholder or his/her successors or assigns receiving PTI shares pursuant to this Agreement, counsel to the surviving corporation will promptly and without charge furnish an opinion in respect of the lawful sale or transfer of the Merger Stock to the extent such counsel believes that such shareholder's Merger Stock may be sold pursuant to an effective registration under the Act or Rule 144 thereunder.

          (b) Merger Sub Stock. Immediately following the Effective Time, each of the outstanding shares of Merger Sub Common Stock, issued and outstanding immediately prior to the Effective Time, shall remain outstanding as shares of the surviving Corporation, and no payment shall be made with respect thereto.

     2.2. Exchange.

          (a) Exchange Agent. At Closing, PTI and Merger Sub shall transfer to Migdal, Pollack, Rosenkrantz & Sherman, as exchange agent (the "Exchange Agent"), in a liquidating trust for the benefit of the stockholders of Flents ("Flents stockholders"), the Merger Consideration. The Exchange Agent shall hold the Merger consideration the cash portion of which shall be by certified or bank check or by wire transfer of good funds in trust on behalf of Flents stockholders pending the cancellation of the certificates evidencing the Flents Shares (the "Certificates"). Upon cancellation of the Certificates, the Exchange Agent shall distribute the Merger Consideration to the Flents stockholders as promptly as practicable following the date of the Closing, subject to the escrow created under Section 10.6 herein. The investment powers of the Exchange Agent are to be limited to investments in obligations of or guaranteed by the United States of America, or temporary investments in certificates of deposit or in demand or time deposits in commercial banks with capital exceeding $1,000,000,000 (collectively "Permitted Investments"). Any income earned on Permitted Investments shall be distributed pro rata to Flents stockholders entitled thereto. The maturities of the Permitted Investments shall be such as to permit the Exchange Agent to make prompt payment of the Cash Consideration to Flents stockholders entitled thereto. The Exchange Agent shall be paid from the Merger Consideration, except as provided under Section 14 herein.

          (b) Exchange Procedure. At or before the closing, each Flents stockholder shall deliver to the Exchange Agent all of his or her Certificates, endorsed in blank. The Exchange Agent upon receipt of the Merger Consideration at the closing shall cancel the Certificates and thereafter distribute the Merger Consideration including the convertible value rights, together with interest on the cash portion of the Consideration, subject to the escrow provisions of Section 10.6, to each of the Flents stockholders upon the surrender of the Certificates to the Exchange Agent. The Exchange Agent shall send a notice to each holder of the Certificates informing such holder of the effectiveness of the Merger. Until surrendered, each such Certificate shall be deemed for all purposes to evidence only the right to receive such Merger Consideration.

          (c) Transfer of Merger Consideration. If the Merger Consideration (or any portion thereof) is to be delivered to a person other than the person in whose name the Certificates surrendered in exchange therefor are registered, it shall be a condition to the payment of the Merger Consideration that (i) the Certificates so surrendered shall be properly endorsed or accompanied by appropriate stock powers and otherwise in proper form for transfer, (ii) such transfer otherwise be proper, and (iii) that the person requesting such transfer pay to the Exchange Agent any transfer or other taxes payable by reason of the foregoing or establish to the satisfaction of the Exchange Agent that such taxes have been paid or are not required to be paid.

          (d) Lost Certificates. In the event any Certificate shall have been lost, stolen or destroyed, the beneficial owner of such Certificate shall sign and deliver to Merger Sub an affidavit of loss in the form of Exhibit B annexed hereto, attesting to such loss, theft or destruction, and indemnifying Merger Sub for all loss or damages incurred in connection therewith, and the Exchange Agent shall issue or cause to be issued in exchange for such lost, stolen or destroyed Certificate the Merger Consideration deliverable in respect thereof in accordance with this Agreement. When authorizing such issue of the Merger Consideration in exchange therefor, the Exchange Agent may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificate to give the Exchange Agent a bond in such sum as the Exchange Agent may direct as indemnity against any claim that may be made against the Exchange Agent with respect to the Certificate alleged to have been lost, stolen or destroyed.

     2.3. Acquired Assets. Flents represents and warrants to Merger Sub and acknowledges and confirms that each such representation and warranty shall be deemed to be material and that Merger Sub is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, any investigation made by Merger Sub or on its behalf notwithstanding, except as otherwise specifically set forth herein and in the Schedules hereto: Flents owns all of the business, properties and assets of Flents or used by Flents, real, personal or mixed, tangible or intangible, other than the Excluded Assets (as defined in Section 2.4 herein), together with the goodwill of Flents, all as the same existed on November 30, 1996, except for those assets disposed of in the ordinary course of business consistent with past practice in arms-length transactions with unaffiliated parties (except salaries and benefits to employees who are affiliated individuals consistent with past practice and other payments expressly permitted herein), together with any additions thereto after such date, (hereinafter sometimes together referred to as the "Acquired Assets") including without limitation, the following assets:

          (i) all machines, equipment, tools, dies, product tooling, molds, furniture, fixtures, trucks, automobiles, other vehicles, office supplies, including without limitation that property (A) described on the Depreciation Expense Report included herein as Schedule 2.3(i) hereto or otherwise listed on
Schedule 2.3(i), (B) used or held for use on the date hereof or acquired for use after the date hereof by Flents; or (C) located at any premises operated by Flents;

          (ii) all contracts, promissory notes, leases of personal property and agreements listed on Schedule 2.3(ii) hereto, and all other contracts, leases, agreements, promissory notes and other evidences of indebtedness to Flents;

          (iii) all intangible assets and all rights, interests and claims of Flents in, to or under all intangible assets used, held for use or acquired for use by Flents (including without limitation the names "Flents" and all other trademarks, trade names or service marks under which Flents has operated, any copyrighted or copyrightable material, patents, drawings, designs, formulas, customers' records, customer lists, supplier lists, employee records, choses in action, claims, computer software, programming and applications used, held for use or acquired for use by Flents, together with any goodwill associated with any of the foregoing);

          (iv) all  inventories,  raw materials  (including  inventories and raw
materials   on  order  but  not   received   as  of  the  Closing   Date),   and
work-in-progress, used, held for use or acquired for use by Flents;

          (v) all claims, demands, judgments, rights, choses in action, accounts receivable, bills and notes receivable, documents, instruments, credits and deferred items, arising in connection with Flents' business, except that as to all such assets, Flents makes no representation that valid defenses may not be asserted against them, but Flents is unaware of any such defenses or a reasonable basis for any such defenses, and accounts receivable and bills and notes receivable may be subject to claims, but Flents is unaware of any such claims or a reasonable basis for any such claims;

          (vi) all supplies, marketing and sales literature
(including catalogs) that are related to Flents;

          (vii) all rights and interests under or pursuant to warranties and/or guaranties of suppliers of Flents relating to the Acquired Assets or Flents;

          (viii) all licenses, franchises, permits, privileges, immunities, approvals and authorizations from a governmental or regulatory body ("Governmental Permits") that are necessary to entitle Flents to own or lease, operate and use its assets and to conduct its business substantially as historically conducted by Flents, and, to the best knowledge of Flents, Flents is in compliance with Federal Food and Drug Administration ("FDA") requirements regarding the marketing of Seal-Rite and Silaflex 2 silicone ear plugs (except Flents in the current year first elected to identify itself as a "manufacturer" in addition to its identification as a repacker and labeler, which additional identification Flents has provided on its annual registration application), and in compliance with the labeling requirements of the Federal Environmental Protection Agency to indicate noise reduction in decibels for anti-noise products and in compliance with FDA registration requirements for Maxi-Mask dust masks;

          (ix) all telephone, telex, and telephone facsimile numbers, computer online addresses, other communication media designations and directory listings utilized in connection with Flents' business, subject to the confidentiality provisions of the license agreement with Wal-Mart Stores, Inc. with regard to its software system known as Retail LinkTM;

          (x) all cash, marketable securities and other liquid assets; and

          (xi) all books, records and files of Flents for all periods.

     2.4. Excluded Assets. The Acquired Assets do not include the assets (herein collectively referred to as the "Excluded
Assets") of Flents as follows:

          (a) counterclaims and cross claims to the extent relating to any liability against which Flents indemnities Merger
Sub hereunder;

          (b) insurance claims and rights under insurance policies to the extent relating to any liability against which Flents indemnities Merger Sub hereunder; and

          (c) rights under this Agreement,

in each case, to the extent not reflected as an asset on any balance sheet of Flents.

     Section 3. Convertible Value Rights.

          (a) As of the first anniversary of the Effective Time, PTI will transfer to each Flents stockholder PTI Common Stock equal in value to the product of (a) the positive difference of $10.00 minus the greater of (i) the average of the median closing sale prices of the PTI Common Stock during the immediately preceding twenty (20) consecutive trading days, and (ii) $6.00, multiplied by (b) the number of shares of Merger Stock held beneficially and of record by such stockholder on such first anniversary (the right to receive such distribution shall be referred to as a "Convertible Value Right").

          (b) The value of any PTI Common Stock shall be the average of the median closing sale prices of the PTI Common Stock during the immediately preceding twenty (20) consecutive trading days prior to its issuance. The Convertible Value Rights shall be subject to equitable adjustment in the event of any stock split, stock dividend or reverse stock split resulting in a change in the number of shares of PTI Common Stock outstanding prior to the one year anniversary of the Effective Time. During the 30 trading days prior to such one-year anniversary, the Flents stockholders shall not engage in any trades, directly or indirectly, in the securities of PTI.

     Section 4. Closing. Provided that the conditions in Sections 8 and 9 hereof have been satisfied or waived, the Merger contemplated by this Agreement (the "Closing") shall, unless another date or place is agreed to in writing by Flents and Merger Sub, take place at the offices of Migdal Pollack, Rosenkrantz & Sherman on August 5, 1997, or earlier upon satisfaction of all the conditions in Sections 8 and 9, (the "Closing Date"), provided, however, that such date may be adjourned by a party hereto if the other party hereto shall not have satisfied all of the conditions to be satisfied by such other party on or before the Closing.

     Section 5. Representations and Warranties of Flents. Flents represents and warrants to Merger Sub as follows, and acknowledges and confirms that each such representation and warranty shall be deemed to be material and that Merger Sub is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by, or on behalf of, Merger Sub. PTI acknowledges that it has had an opportunity to ask questions about the disclosures in this Agreement and its schedules and has discussed such questions with Flents to PTI's satisfaction. Flents' representations and warranties expressed in this Agreement are qualified by the specific disclosures made by Flents in respect of its purchases, sales, inventory, returns policy or any other matter concerning the Breast Comfort Pack. Flents makes no representation that its accounting in respect of the Breast Comfort Pack are in accordance with generally accepted accounting principles. Where, however, Flents establishes to the satisfaction of a court or arbitration tribunal that PTI or Merger Sub was apprised of a fact or facts prior to Closing that do not appear on the Schedules hereto, then Flents shall not be deemed to be in violation of its representations and warranties and said fact or facts shall be treated as if they were included in the Schedules hereto, provided, however, Flents shall have the burden of establishing beyond a reasonable doubt that Merger Sub was apprised of the fact or facts in question.

     5.1. Organization and Good Standing.

          (a) Flents is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is qualified to transact business and is in good standing as a foreign corporation in the jurisdictions where it is required to qualify (such jurisdictions with respect to Flents being set forth in Schedule 5.1 hereto).

          (b) Flents has the power and authority (corporate and otherwise) to own, lease and operate its properties and to carry on its business as now conducted and as conducted during the periods covered by the Financial Statements (as defined in Section 5.4 herein).

          (c) Flents has no subsidiaries or equity investments in any entity and is not involved in a partnership or joint venture. Flents is not owned by any other entity, except for the Flents stockholders.

          (d)  Intentionally omitted.

          (e) Schedule 5.1(e) hereto sets forth documents reflecting each bank, savings and loan, trust company, brokerage house or other financial institution in which an account used by Flents is maintained on the date hereof.

     5.2. Consents, Authorizations and Binding Effect.

          (a) Flents may execute, deliver and perform this Agreement without the necessity of obtaining any consent, approval, authorization or waiver or giving any notice or otherwise, except for such consents, approvals, authorizations, waivers and notices set forth on contracts, documents and the lease listed in the Schedules hereto, some of which may impose obligations on Flents where a third party is entitled to give consent to an assignment, or where a notice may be appropriate to inform a third party of a change of address, such as Medela/Prism Settlement Agreement. Merger Sub acknowledges that it has notice of the terms of the documents listed in the Schedules hereto, and the failure of Flents to receive such consents, approvals, authorizations or waivers shall not constitute a misrepresentation or give rise to any claim on the part of Merger Sub or PTI.

          (b) This Agreement has been duly authorized, executed and delivered by Flents and constitutes the legal, valid and binding obligation of Flents, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement will not:

          (i) constitute a violation of the Certificate or Articles of Incorporation or the ByLaws, as amended, of Flents;
or

          (ii) constitute a violation of any statute, judgment, order, decree or regulation or rule of any court, governmental authority or arbitrator applicable or relating to Flents, or the Acquired Assets; or

          (iii) except as set forth in Schedule 5.2(b)(iii), result in the acceleration of any debt or other obligation of Flents or the creation of any Lien (as defined in Section 5.5(a) herein) upon any of the Acquired Assets.

     5.3. Title to Shares.

     The Flents Shares are the only securities of Flents issued or outstanding, front and back copies of which have previously been submitted to PTI, together with the names and the number of Flents Shares owned for each Flents Stockholder. Each of the record stockholders of Flents has represented that he or she has good and marketable title to the Flents Shares free and clear of all Liens, and Schedule 5.3 sets forth the names and the number of Flents Shares owned for each Flents Stockholder. Each of the record stockholders of Flents has good and marketable title to the Flents Shares free and clear of all Liens, and the cancellation of the Flents Shares in the Merger shall be free and clear of Liens. No subscription, option, warrant, right, call, contract, commitment, understanding, right of first refusal, right of first offer, or agreement (other than this Agreement) relates to the Flents Shares or any capital stock of Flents, or the issuance, sale or transfer of such Flents Shares or capital stock, except as set forth in certificates issued to employees of Flents or set forth in agreements with said employees, which are listed in the Schedules hereto. The Flents Shares were acquired by the Flents stockholders in compliance with all applicable laws, including federal and state securities laws. Flents is not required by any agreement, arrangement or understanding to issue any additional securities, except with respect to bonus shares that may be issued to Davies, which are included in Schedule 5.3.

     5.4. Financial Statements and Financial Condition.

          (a) Flents has, except as specifically set forth herein, maintained its books of account in accordance with applicable laws, rules and regulations, and such books and records are and, during the periods covered by the Financial Statements (as described in Section 5.4(b) herein, the "Financial Statements"), were maintained in such fashion as to accurately reflect the transactions of Flents and the income, expenses, assets and liabilities of Flents, including the nature thereof and the transactions giving rise thereto to the extent that the same would ordinarily be reflected in such books and records. The February 28, 1997 interim financial computer printouts described in Section 5.4(b) herein (the "February Printouts") were prepared from the books and records maintained by the Company, which were maintained in a manner not inconsistent with the prior periods.

          (b) Included in Schedule 5.4 are the reviewed balance sheets of Flents as of November 30, 1995 and 1996, and the related reviewed statements of income and of cash flows for the fiscal years then ended, reported on by Schwartz & Hofflich, and the unaudited unreviewed balance sheet of Flents as of February, 28, 1997 and the related statement of income for the three months then ended (collectively, all documents included in Schedule 5.4 shall be referred to as the "Financial Statements").

          (c) The Financial Statements have been prepared from the books of account of Flents. The Financial Statements, except for the February Printouts, present fairly the financial position of Flents as of the respective date of such statements and the results of operations of Flents for the periods covered thereby. The February Printouts were prepared on a basis consistent with past practice for the preparation of Flents' financial statements. The Financial Statements reflect all necessary adjustments and reserves for losses and contingencies, except as the same may relate to the Breast Comfort Pack or are otherwise disclosed to PTI herein.

          (d) Flents has no liabilities (including, without limitation, unasserted claims, matured or unmatured, absolute, contingent or otherwise), except as otherwise set forth in this Agreement, that, in accordance with Flents' prior practice are required to be reflected and are not reflected, or are in excess of the amount reflected, in the balance sheet included in the February Printouts except (i) those incurred since the date of the February Printouts in the ordinary course of business, consistent with past practice, in arms-length transactions with unrelated parties, and which do not have and cannot reasonably be expected to have, in the aggregate, a material adverse effect on the business, financial condition or prospects of Flents (a "Material Adverse Effect") and (ii) those specifically described on Schedule 5.4(d) hereto. All liabilities reflected on the February Printouts were incurred in the ordinary course of business, consistent with past practice, except up to $7,000 of legal fees payable to Migdal, Pollack, Rosenkrantz & Sherman.

          (e) Since November 30, 1996, Flents has not suffered any material adverse change in its business, operations, financial condition or prospects, except as disclosed in Schedule 5.4(e).

     5.5. Title and Condition of Assets.

          (a) Flents has and will retain after Closing good and marketable title to the Acquired Assets, free and clear of liens, encumbrances, claims of third parties, security interests, mortgages, pledges, agreements, options and rights of others of any kind whatsoever, whether or not filed, recorded or perfected, and including, without limitation, any conditional sale or title retention agreement or lease in the nature thereof or any financing statements filed in any jurisdiction or any agreement to give any such financing statements (hereinafter collectively referred to as "Liens"), other than possible liens for taxes of which Flents has not been advised or possible mechanics liens held by firms providing services to Flents on Flents' property which liens have not been asserted.

          (b) Schedule 2.3 (i) hereto includes a depreciation expense report consisting of a correct list and a summary description of all material tangible personal property in the nature of machinery and equipment owned or leased by Flents and used or held for use in the Business. Since November 30, 1996, none of the Acquired Assets has been affected by any fire, accident, act of God or any other casualty that materially and adversely impairs its function in the business of Flents. The business of Flents is not conducted under any restriction imposed upon Flents (such as a consent decree, easement, judgment or zoning variance), but not imposed upon other similar businesses in the locality where its business is located, except as disclosed in Schedule 5.5(b).

          (c) True and correct copies of the lease identified on Schedule 2.3(ii) and all amendments thereto have been delivered to PTI. Such lease, amendment and leasehold interest represent valid and binding rights and/or obligations of Flents, are in full force and effect and are enforceable by Flents in accordance with their respective terms. Flents has no accrued obligation as lessee thereunder or under any other lease that it has not fully performed; and Flents has not received any notice of default under any such lease. Flents enjoys peaceful and undisturbed possession under all leases to which it is a party as lessee. The lease is not in default and no event has occurred or is continuing that, with proper notice and/or the passage of time, would constitute an event of default thereunder. Except for such lease, Flents does not lease any real property.

          (d) Flents does not own or have any equity interest in any real property.

     5.6. Inventories. Except as set forth in Schedule 5.6, the inventories of Flents reflected on the February Printouts and those observed by PTI in the review on June 2, 1997, have been valued, at the lower of cost or market value in accordance with generally accepted accounting principles, and the value of obsolete materials and materials of below standard quality has been written down as set forth in the February Printouts, which has been submitted to PTI, and which PTI acknowledges to have received and examined; and the inventories of Flents contain no material amount of obsolete or damaged items, are of good useable or merchantable quality, and are saleable or usable in the ordinary course of business at present levels of business operation. PTI and Merger Sub shall be entitled to no adjustment in the purchase price on account of the Breast Comfort Pack inventory or the depreciation of dies, plates and molds, nor on account of any returns, charge-offs or credits granted or claimed on account of Breast Comfort Pack goods shipped in the ordinary course of business. The Company has not materially increased its work-in-progress and/or finished goods inventory in the 12 months preceding the date hereof.

     5.7. Receivables. The trade accounts and other receivables of Flents are bona fide receivables and arose out of arms-length transactions, are recorded correctly on the books and records of Flents, consistent with prior practice, except as otherwise expressly noted herein or on the Schedules annexed hereto.

     5.8. Insurance.

          (a) Schedule 5.8(a) hereto sets forth (i) a list of all policies of insurance maintained by Flents, and all programs of selfinsurance covering risks or contingencies customarily covered by insurance in connection with the business of Flents, including insurance providing benefits for employees, in effect on the date hereof, (ii) a description of the coverage of such policies; and (iii) the annual premiums therefor and the underwriter and expiration dates thereof.

          (b) Flents has made all premium payments currently due (accounting for all installment payments) on the policies listed on Schedule 5.8(a), and all such policies are in full force and effect in accordance with their respective terms. There are no outstanding claims or liabilities, whether matured or unmatured, fixed or contingent, under any medical reimbursement plan or any other plan, policy or arrangement under which Flents acts or acted as a self-insured.

          (c) Schedule 5.8(c) sets forth all claims pending and, to the knowledge of Flents, threatened under any of the casualty or liability (other than products liability) insurance policies or self insurance programs set forth in Schedule 5.8 (a), and all claims made thereunder during the three years preceding the date hereof.

          (d) There are no claims pending and, to the knowledge of Flents, threatened in writing under any of the errors and omissions, product liability or similar insurance policies or selfinsurance programs set forth in Schedule 5.8(a), and all material claims made thereunder during the three years preceding the date hereof are described on Schedule 5.8(d).

     5.9. Litigation and Compliance.

          (a) Except for circumstances described on Schedule 5.9(a), there are no actions, suits, claims or proceedings or governmental or administrative investigations pending nor has Flents received any written communication regarding any reasonable basis for any such action, suit, claim, proceeding or investigation (i) by, against or otherwise involving Flents, or, in connection with their relationship with Flents, any of Flents' officers, directors, employees or agents, or any of the Acquired Assets or any asset or property of others leased or used by Flents or (ii) that questions or challenges the validity of this Agreement or any action taken or to be taken pursuant to this Agreement. Schedule 5.9(a) also sets forth all lawsuits, arbitrations and similar proceedings commenced during the five years before the date hereof involving allegations of product liability and/or defective design or manufacture of any product of Flents manufactured, distributed or sold by Flents.

          (b) Flents is in substantial compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time during the past five (5) years, except as may be otherwise expressly disclosed herein or in the Schedules annexed hereto, of any violation by them of, any statute, law, ordinance, regulation, decree or order applicable to Flents or the Acquired Assets.

          (c) None of Flents, or any of Flents' officers, directors, employees or agents is subject to any judgment, order or decree entered in any lawsuit or proceeding, in connection with any of the Acquired Assets or any of the transactions contemplated under this Agreement.

          (d) Within the five years immediately prior to the date hereof, Flents has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all material Governmental Permits (a complete list of which Governmental Permits is set forth on Schedule 5.9(d) hereto) that are required. Flents has fulfilled all of its obligations under such Governmental Permits. All of such Governmental Permits are in full force and effect, no notice has been received by Flents during the past three years questioning the validity thereof or declaring any defect or default relating thereto. To Flents' best knowledge, no event has occurred that, with notice and/or the passage of time, might result in a default or grounds for suspension or cancellation under any of such Governmental Permits or might adversely affect the validity thereof, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending.

          (e) Flents has operated, and will through the Closing Date operate, in material compliance with all laws, rules, statutes, ordinances, orders and regulations, including, without limitation, those applicable under the Occupational Safety and Health Act of 1970, as amended ("OSHA"), or any equivalent state law. Flents has not received any notice of any violation thereof within the five years immediately prior to the date hereof.

     5.10. Taxes.

          (a) Flents has, or on or before the Closing Date will have, duly filed all tax reports and returns required to be filed in respect of the business of Flents and the Acquired Assets as of such date. All such tax reports and returns are or will be complete, accurate and in compliance with all relevant laws and regulations in all material respects, and, except as described in Schedule 5.10(a) hereto, none has been audited by any governmental authority. Flents has, or on or before the Closing Date will have, paid and discharged all federal, state, local and foreign taxes, interest, penalties or other payments required, as the case may be, to be paid and then currently due as shown on such tax reports and returns or otherwise, including, without limitation, taxes arising out of the operations and employees of Flents as of such date. To the knowledge of Flents, no audit of Flents is planned or threatened. Flents has withheld proper and accurate amounts from its employees' compensation and either paid such amounts to the appropriate taxing authorities or set aside such amounts in accounts for such purpose in substantial compliance with all withholding and similar provisions of the Code and any other applicable law.

          (b) Flents has not received notice of any tax deficiency outstanding, proposed or assessed against it or the Acquired Assets, nor does Flents have any knowledge of any basis for any tax deficiency or assessment, nor has Flents executed any waiver of any statute of limitations on the assessment or collection of any tax. There are no tax liens upon, pending against or, to the best knowledge of Flents, threatened against any Acquired Assets.

     5.11.  Intangible Assets.

          (a) Flents' right, title and interest in the following property used, held for use or licensed for use by Flents (collectively, the "Intellectual Property") is described in Schedule 5.11(a) annexed hereto:

          (i) all existing patents, patent applications, trademarks, trademark registrations, applications for trademark registrations, trade names and copyrights owned by Flents or in which Flents has any proprietary interest;

          (ii) all computer software, programs, and applications owned, licensed by or used or held by Flents other than commercially available software subject only to a "shrinkwrap" agreement;

          (iii) all material copyrightable property that is published or distributed (such as brochures or catalogs) and patentable ideas, inventions, discoveries (on which patent applications have been prepared or filed or evaluated in writing) and designs used or held by Flents; and

          (iv) all material trade secrets used or held by Flents, including, without limitation, designs, inventions, discoveries, methods of production and formulas.

All license, sublicense and other agreements with respect to any of the foregoing intellectual property rights as to which Flents is a licensor or licensee are listed on the other schedules hereto.

Except as specifically disclosed in the Schedules hereto, Flents owns the entire right, title and interest in and to the Intellectual Property described in
Schedule 5.11(a) or included in the Acquired Assets in the United States free and clear of Liens and Flents has received no written communication that the Intellectual Property developed by Flents infringes the intellectual property rights of others, or contains libelous information.

          (b) No  material  Intellectual  Property  other than as  described  on
Schedule 5.11(a) is used or necessary in connection with the conduct of Flents.

     5.12. Employees. Schedule 5.12 hereto contains a list of all persons performing employment services for Flents and a description of all compensation arrangements (including without limitation salaries and bonus compensation) affecting them, including all active employees and all employees on leave of absence, on workers' compensation, disability leave, military leave, lay-off (with recall rights), or on other approved leave of absence, as of February 28, 1997. Each such employee is active.

     5.13.     ERISA.

          (a) Included on Schedule 5.13 is a list of each employee benefit plan (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")), written or oral employment or consulting agreement, severance pay plan, employee relations policy, practice or arrangement, agreements with respect to leased or temporary employees, vacation plan or arrangement, sick plan, stock purchase plan, stock option plan, fringe benefit plan, bonus plan and any deferred compensation agreement, plan or program covering any present or former employee of Flents and which is, or at any time was, sponsored or maintained by (or to which contributions are, were, or at any time were required to have been, made by) Flents or any other organization which is a member of a controlled group of organizations (within the meaning of Sections 414 (b), (c), (m) or (o) of the Code) of which Flents is a member (the "Controlled Group"). Each and every such plan, program and agreement included on the list set forth under Schedule 5.13 is hereinafter referred to as an "Employee Benefit Plan".

          (b) A true, correct and complete copy of each Employee Benefit Plan, as amended, has been delivered to the PTI. With respect to each such Employee Benefit Plan, Flents has previously delivered to PTI true and correct copies of the following documents, as applicable: (i) the trust agreement, as amended,
(ii) the most recent summary plan description, (iii) the most recent annual report (Form 5500 series), (iv) the most recent actuarial report, (v) insurance contracts, (vi) policy statements and (vii) the most recent Internal Revenue Service determination letter. The information supplied to the pension consultant, a copy of which is annexed hereto in Schedule 5.13, is true and correct in all material respects.

          (c) Except as set forth in Schedule 5.13 attached hereto, each "employee pension benefit plan" (as defined in Section 3(2) of ERISA) listed in
Schedule 5.13 that is intended to be qualified under Section 401 (a) of the IRS Code ("Pension Plan"), pursuant to the national Internal Revenue Service ("IRS") determination letter, is qualified. Except as disclosed in Schedule 5.13(b), with respect to any Pension Plan: (i) each Pension Plan has been administered and operated in all material respects in accordance with its terms and the provisions of ERISA and the Code (including regulations issued thereunder) and other applicable laws; (ii) no determination letter has been revoked or threatened to be revoked, (iii) no Pension Plan has been amended in any respect that could adversely affect its qualification or could materially affect the cost of maintaining the Pension Plan; and (iv) other than claims for benefits arising in the ordinary course of the administration and operation of any Pension Plan, there are no claims, investigations, suits, audits or arbitrations which are pending or, Flent's knowledge, threatened, against any Pension Plan or any fiduciary of any Pension Plan. Except as disclosed on Schedule 5.13, with respect to any Pension Plan: (i) neither such Pension Plan nor any person acting as a fiduciary with respect to such Plan has engaged in a transaction prohibited under Section 406 or 407 of ERISA or Section 4975 of the Code, which could subject any Pension Plan, fiduciary or Flents to any material tax or Penalty imposed by Section 4975 of the Code or Section 502 of ERISA; (ii) to Flents' knowledge, no person acting as a fiduciary with respect to a Pension Plan has participated in or is aware of a breach of fiduciary duty which could subject any fiduciary to any material liability or penalty under ERISA; (iii) no Pension Plan has incurred any accumulated funding deficiency (whether or not waived), as that term is defined in Section 302 of ERISA or Section 412 of the Code; and
(iv) all contributions required to be made to each Pension Plan prior to the Closing have been made on a timely basis.

          (d) Except as disclosed on Schedule 5.13, with respect to each Pension Plan that is subject to Title IV of ERISA: (i) no reportable event under Section 4043 of ERISA has occurred (other than a reportable event for which the notice requirement has been waived by the PBGC); (ii) all PBGC premiums due to date have been paid; (iii) the Company has not filed a notice of intent to terminate any such Pension Plan and has not adopted any amendment to treat any Pension Plan as terminated; and (iv) the PBGC has not instituted proceedings to terminate any such Pension Plan.

          (e) No Pension  Plan is a  multiemployer  plan,  within the meaning of
Section 3 (37) or 4001 (a) (3) of ERISA, or a multiple employer plan within the meaning of Sections 4063 and 4064 of ERISA, and the Company has not had an obligation to contribute to any multi-employer or multiple employer plan during the preceding six (6) years.

     5.14.     Labor Relations.

          (a) No employee of Flents has been, and no employee is, covered by any collective bargaining agreement.

          (b) Flents has not received any written notice of any unfair labor practice complaint, or any claim for discrimination or harassment related to Flents, within the five years immediately prior to the date hereof, except for the matter set forth in Schedule 5.9(a).

     5.15.     Contracts, Etc.

          (a) All contracts, leases, agreements, licenses, and commitments to which Flents is a party or by which Flents or any of its assets is bound ("Contracts") are listed on Schedule 2.3(ii), except for sales representative(s) agreements that are terminable without penalty or premium by the Company within 90 days or involve payments of less than $5,000 per year, provided that all contracts excluded under this exception do not in the aggregate involve payments of greater than $100,000 per year. Flents has not disclosed and is not required to disclose consumer pricing letters of the type similar to the example included in Schedule 2.3(ii)(H).

          (b) To the best of Flents knowledge, all of the Contracts, are valid and in full force and effect and constitute the legal, valid and binding obligations of Flents and the other parties thereto, and there are no existing defaults by Flents (except as set forth in Schedule 5.9(a)), or, to the knowledge of Flents, by any other party thereto, no party has accrued any entitlement to indemnification under any of the Contracts whether based on a default or otherwise, and, to the knowledge of Flents, no event, act or omission has occurred that (with or without notice, lapse of time and/or the happening or occurrence of any other event) would result in a material default thereunder. None of the Contracts is being or has been proposed to be renegotiated (except as disclosed in Schedule 5.15(b)), and no party under any of them is paying liquidated damages in lieu of performance.

          (c) Flents has heretofore delivered to Merger Sub or its counsel true, correct and complete copies of all of the Contracts.

     5.16.     Customers and Suppliers.

     (a) Except as disclosed in Schedule 5.17, Flents is not aware of any loss of any business from any material customer, supplier or account or of the interruption of supply or loss of business with any of the suppliers of Flents. PTI acknowledges having received the schedule and having examined it. No adjustment in the purchase price shall be made on account of any loss of business, returns or unused boxes regarding the Breast Comfort Pack. Flents has not received in writing any material complaint from, and is not engaged in any material dispute with, any customer or supplier.

          (b) Set forth on Schedule 5.16(b) is a list of the names and addresses of the ten largest customers of the consumer accounts and the industrial accounts of Flents and the dollar volume of orders shipped to each during the fiscal years ended November 30, 1995, 1996 and the three months ended February 28, 1996 and 1997.

          (c) Nothing has come to the attention of Flents that would reasonably lead it to believe that any of the customers listed on Schedule 5.16(b) or any supplier of Flents has terminated or will terminate or curtail its business relationship with Flents or with the Surviving Corporation as a result of the Closing.

          (d) Flents has not experienced any work stoppage resulting from a shortage of supply of any raw material during the three years immediately prior to the date hereof.

     5.17. Absence of Certain Changes, Etc. Since November 30, 1996, Flents is not aware of any event or other development that has occurred that could cause a material loss or decline in sales of Flents (except as disclosed in Schedule 5.17); Flents has not experienced any material increase in the cost of, or difficulty in obtaining, raw materials or components, replacement parts or any other supplies (except as disclosed in Schedule 5.17); no compensation increase for any employee working for Flents outside of the ordinary course or in excess of 9% on an annual basis has been granted or promised (except as disclosed in Schedule 5.17); no new employees have been retained (except as disclosed in
Schedule 5.17); nothing has come to the attention of Flents that would lead it to believe that any material adverse change in its business or operations or prospects of the business of Flents or in the condition of any of the Acquired Assets, or the assets or properties of others leased or used in the business of Flents has occurred; no material damage, destruction or loss to any of the Acquired Assets has occurred; Flents has not entered into any transaction or contract, or amended any contract, which might have a Material Adverse Effect; Flents has not incurred any material indebtedness for borrowed funds or entered into any material capitalized lease obligation (except as disclosed in Schedule 5.17); Flents has not canceled any claim or right of material value or sold, leased, transferred, suffered any Lien to arise upon, or otherwise disposed of any assets except in arms-length transactions with unrelated parties for fair consideration in the ordinary course of business; Flents has not paid any dividend or distributed any property in respect of its corporate stock except as disclosed in the Financial Statements (except as disclosed in Schedule 5.17); Flents has not taken any action that would if taken between the date hereof and the Closing Date constitute a breach of Section 7.2 hereof.

     5.18.     Environmental Matters.

          (a) The Company is not required to obtain any Governmental Permits for discharges, pollution and other environmental matters (whether relating to land, air, water, noise. odor or other matters) necessary to conduct the business of Flents as it has been conducted. To the Company's knowledge, no investigation into environmental matters in connection with Flents or any real property used by Flents has been conducted during the past three years, or is currently being conducted, by any governmental authority.

          (b) To the best knowledge of Flents, no facts, events or conditions existing on the date hereof (including without limitation the generation, treatment, transport, storage, emission, disposal, release or other placement, deposit or location of any substance) interfere with or prevent continued
compliance by Flents with any statute, law, regulation, ordinance or Governmental Permit relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, hazardous waste, hazardous substance, toxic substance or toxic waste.

          (c) Flents is not aware of any pollutants, contaminants, hazardous wastes, hazardous substances, toxic substances, toxic wastes, petroleum products or non-biodegradable substances ("Contaminants") produced, used or disposed of by Flents, except wax used to produce earplugs which is not considered a toxic substance and substantially all of which is used and incorporated into the final products of Flents.

          (d) Flents has not received or produced any written reports or notices of releases, leakings, injections, dispersals, leachings, or migrations of a Contaminant, or any written notices of the generation of any hazardous waste, in connection with Flents.

          (e) There has not occurred any leaks, spills or discharges of any Contaminant by Flents (i) onto the land of property on which Flents conducts or has conducted business, or (ii) into any waterway or body of water or any sewerage or septic system that is part of, adjacent to or connected with any such property or (iii) otherwise in connection with the business of Flents, and there has not been any other environmental degradation, damage, pollution or contamination by Flents of any property on which either Flents conducts or has conducted business that might result in any material liability.

     5.19. Other Information. The Schedules annexed hereto and the documents and information with respect to Flents and the Acquired Assets that are required to be supplied to Merger Sub pursuant to this Agreement or have been supplied to Merger Sub at its request by Flents or on its behalf do not contain any statement that is false or misleading with respect to a material fact, and do not omit to state a material fact necessary in order to make the statements therein under the circumstance in which they are made not false or misleading in any material respect.

     5.20. Investment Intent. Flents is acquiring the Merger Stock for the account of the Flents Stockholders, for investment only, and not with any view to the sale or distribution thereof. Flents acknowledges that sale of the Merger Stock by the Flents Stockholders is not registered under the Act or under any state securities law.


     Section 6. Representations and Warranties of Merger Sub. PTI and Merger Sub represent and warrant to Flents as follows, and acknowledge that Flents is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by Flents or on its behalf:

     6.1. Authorizations and Binding Effect.

          (a) Each of Merger Sub and PTI is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is qualified to transact business and is in good standing as a foreign corporation in the jurisdictions where it is required to qualify.

          (b) This Agreement has been duly executed and delivered by Merger Sub and PTI and constitutes the legal, valid and binding obligation of Merger Sub and PTI, enforceable in accordance with its terms. The execution, delivery and performance of this Agreement does not and will not:

          (i) conflict with, result in the breach of, constitute a default (with or without notice and/or lapse of time) under, result in being declared void or voidable any provision of, or result in any right to terminate or cancel, any contract, lease or agreement to which Merger Sub or PTI or any of their properties is bound;

          (ii) constitute a violation of any statute, judgment, order, decree or regulation or rule of any court, governmental authority or arbitrator applicable or relating to Merger Sub or PTI; or

          (iii)     result in the acceleration of any debt
     or other obligation of PTI or Merger Sub.

          (c) PTI and Merger Sub jointly and severally acknowledge that Flents makes no representations or warranties except as set forth in this Agreement and the attached schedules.

     6.2. Judgments.  Except as set forth in the PTI Reports
(hereinafter defined), no material judgments or Liens exist against Merger Sub PTI or any of Merger Sub's or PTI's assets.

     6.3.  Litigation.  Except as  disclosed  in PTI's  Reports  (as  defined in
Section 6.4 herein), or have come to PTI's attention subsequent thereto, no material actions, suits, claims, proceedings or investigations (whether or not purportedly on behalf of or against PTI), are pending or threatened against PTI at law or in equity, including without limit, that relate to the transactions contemplated by this Agreement or that will prohibit PTI or Merger Sub from performing the obligations to be performed by it hereunder.

     6.4. Other Information. PTI's annual financial statements for the years 1995 and 1996, recorded on PTI's Form 10-K for the year ended December 31, 1996, and PTI's Form SB-2 dated January 27, 1997, as filed with the Securities and Exchange Commission, and PTI's reports to stockholders (collectively, the "PTI Reports") do not contain any statement that is false or misleading with respect to a material fact, and do not omit to state a material fact necessary in order to make the statements therein under the circumstance in which they are made not false or misleading in any material respect, except as set forth on Schedule 6.4.

     6.5. Capitalization. PTI represents and warrants that its annual report on Form 10-K for 1996 fairly and accurately discloses the capitalization of PTI. Since December 31, 1996 there has been no material change in PTI's capitalization, except as set forth on Schedule 6.4 and that PTI has called for redemption all of its issued and outstanding Public Redeemable Warrants, and this representation will be true at the effective time.

     6.6  Environmental Representations.

          (a) PTI is not required to obtain any Governmental Permits for discharges, pollution and other environmental matters (whether relating to land, air, water, noise. odor or other matters) necessary to conduct the business of PTI as it has been conducted. To PTI's knowledge, no investigation into environmental matters in connection with PTI or any real property used by PTI has been conducted during the past three years, or is currently being conducted, by any governmental authority, except as set forth in Schedule 6.6 annexed hereto.

          (b) To the best knowledge of PTI, no facts, events or conditions existing on the date hereof (including without limitation the generation, treatment, transport, storage, emission, disposal, release or other placement, deposit or location of any substance) interfere with or prevent continued compliance by PTI with any statute, law, regulation, ordinance or Governmental Permit relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, emission, discharge, release or threatened release into the environment, of any pollutant, contaminant, hazardous waste, hazardous substance, toxic substance or toxic waste.

          (c) PTI is not aware of any Contaminants produced, used or disposed of
by  PTI,  except  nonmaterial   amounts  from  ordinary   maintenance  of  PTI's
facilities.

          (d) PTI has not received or produced any written reports or notices of releases, leakings, injections, dispersals, leachings, or migrations of a Contaminant, or any written notices of the generation of any hazardous waste, in connection with PTI.

          (e) There has not occurred any leaks, spills or discharges of any Contaminant by PTI (i) onto the land of property on which PTI conducts or has conducted business, or (ii) into any waterway or body of water or any sewerage or septic system that is part of, adjacent to or connected with any such property or (iii) otherwise in connection with the business of PTI, and there has not been any other environmental degradation, damage, pollution or contamination by PTI of any property on which either PTI conducts or has conducted business that might result in any material liability, except the PTI's facility in Hastings-on-Hudson is part of a contaminated site that is undergoing extensive environmental remediation.

     Section 7. Covenants.

     7.1. Access to Records and Properties of Flents.

          (a) Between the date of this Agreement and the Closing Date, Flents shall give to Merger Sub such access to the premises, books and records of Flents, and such copies thereof, as Merger Sub may from time to time reasonably request. Any investigation pursuant to this Section 7.1 shall be conducted in such manner as not to interfere unreasonably with the operation of the business of Flents. Representatives and officers of Flents shall be available to representatives of Merger Sub to have questions asked of them and to give answers.

          (b) Merger Sub shall not dispose of or destroy any business records and personnel records and files of Flents for periods prior to the Closing Date for seven years, and thereafter shall not dispose of or destroy same, without first offering to turn over possession thereof to Stuart M. Low or his successors, executors, administrators or assigns ("Low") by written notice to Low at least ninety (90) days prior to the proposed dates of such disposition or destruction. All records retained by Merger Sub shall be so retained at Merger Sub's expense.

          (c) To the extent reasonably required by the Flents stockholders, Merger Sub shall allow a Flents stockholder and his or her agents access to all business records and files (including appropriate personnel records and medical records) of Flents related to the business of Flents that relate to periods prior to the Closing Date, upon reasonable advance notice during normal working hours at any location where such records are stored, and the Flents stockholders shall have the right, at their own expense, to make copies of any such records and files, provided, however, that any such access or copying shall be had or done in such a manner so as not to unreasonably interfere with the normal conduct of the business of the Surviving Corporation.

          (d) After the Closing, Merger Sub shall make available to the Flents stockholders, upon written request, personnel of Merger Sub to assist the Flents stockholders in locating and obtaining records and files maintained by Flents for periods prior to the Closing Date, and the Flents stockholders shall reimburse Merger Sub for the actual cost thereof.

     7.2. Operation of the Business. From and after the date hereof until the Closing Date, Flents shall:

          (a) Operate diligently and only in the usual, ordinary manner and, to the extent consistent with such operation, (i) use its best efforts to preserve its current business organization intact, (ii) use its best efforts to preserve its current relationships with employees, customers, suppliers and all other persons having business dealings with them, (iii) offer no discounts on goods sold, outside of the ordinary course of business, (iv) maintain in force the insurance policies referred to in Section 5.8 hereof, (v) maintain in good working order and repair all tangible personal property and all improvements on real property (and all fixtures and systems therein) included in the Acquired Assets, ordinary wear and tear excepted; and (vi) not amend or modify its certificate of incorporation or by-laws, except as may be required to effectuate this Agreement.

          (b) Maintain Flents' books, accounts and records in the usual and ordinary manner, and in a manner that fairly and correctly reflects the income, expenses, assets and liabilities of Flents on a basis consistent with prior years.

          (c) Comply with all Federal, state, local and other governmental (domestic or foreign) laws, statutes, ordinances, rules, regulations, orders, writs, injunctions, decrees, awards or other requirements of any court or other governmental or other authority applicable to Flents or its assets or to the conduct of its business, and use best efforts to perform all obligations under all contracts, agreements, licenses, permits and undertakings without default.

          (d) Make no modification or change in any existing right, concession, license, lease, contract, commitment or agreement, and no sale or other disposition of any right or privilege accruing to them, except in the ordinary course of business consistent with past practice, and except as set forth in other sections of this Agreement.

          (e)  Intentionally omitted.

          (f) Make no change in the compensation payable or to become payable to any present or former director, employee, salesman, consultant or other agent, except as required by existing contracts to which Flents is bound; make no change in any existing, and enter into no new, arrangement or contract relating to management, executive or clerical services or relating to the sharing of administrative or other overhead or any management or supervisory fee, except for the hiring and firing of clerical employees as may be required by sound business practice; establish or make no bonus, stock option, profit sharing, retirement or other similar payment, plan or arrangement or institute any increase therein, except as otherwise provided herein or in the ordinary course of the administration of existing incentive, welfare, retirement or other similar plans or arrangements hereinabove referred to; and enter into no union contract and no employment agreement; and enter into no agreement with any salesperson or sales agent or any franchise agreement, independent dealer/distributor agreement or other contract or arrangement with respect to the performance of services for Flents, except for agreements terminable within six months or less as may be required by sound business practice.

          (g) Not sell, lease or dispose of, or allow any Lien to arise upon, any of the Acquired Assets and not acquire or commit to acquire any material capital assets except for fair market price, in the ordinary course of business, consistent with prior practice, in arms-length transactions with unaffiliated parties.

          (h) Not pay, satisfy or discharge in any other way any account payable, indebtedness, claim or liability of any kind, except for the current payment of liabilities reflected on the balance sheet of the February Printouts at no more than the book amount thereof and except for payments for inventory and supplies and services at fair market value ordered in the ordinary course of business consistent with prior practice and payments for legal and accounting services in the aggregate amount of $50,000 incurred or to be incurred in connection with this transaction and the closing contemplated herein; and not delay or accelerate the payment of any account payable or indebtedness beyond the usual and customary period therefor or the legal maturity thereof, except insofar as insurance premiums have been made on the installment basis.

          (i) Not delay or accelerate collection of any note or receivable beyond the usual and customary period therefor or the legal maturity thereof.

          (j) Not allow levels of raw materials, supplies, work-in-process, or inventories to vary materially from the levels customarily maintained by Flents.

          (k) Not create, incur or assume, or agree to create, incur or assume, any indebtedness, or enter into any capitalized lease obligation, other than those incurred in the usual and ordinary course of business, or subject to
Section 7.2(h) above, incurred in connection with this Agreement and the contemplated Closing.


          (l) Not enter into any contract for the purchase of real property or exercise any option to extend or terminate any lease of real property, except for the lease extension disclosed in the schedules hereto.

          (m) Not declare or pay any dividend or distribute any asset in respect of any security, whether as a distribution, repurchase, redemption or otherwise; and not issue, sell, grant options, warrants or rights to purchase or subscribe to, or enter into any arrangement or contract with respect to the issuance or sale of any of its capital stock or any securities or obligations convertible into or exchangeable for any of its capital stock, or make any changes in its capital structure, in all cases, except as disclosed in Schedule 5.17 hereto.

          (n) Not lend any money or make any financial accommodation except for trade credit in the ordinary course of business, consistent with prior practice; and not organize any subsidiary, acquire any capital stock or other equity securities of any other corporation, or acquire any equity or ownership interest in any business, and not merge with, liquidate into or otherwise combine with any other business, person or entity.

          (o) Not make any agreement, commitment or arrangement to take any action that is inconsistent with the obligations under, or prohibited by, this
Section 7.2.

     7.3. Competing Transactions. Flents, PTI and Merger Sub shall not take any action, directly or indirectly, to negotiate, cause, promote, authorize or agree to any transaction competing or interfering with any of the transactions contemplated by this Agreement.

     7.4. Best Efforts to Satisfy Conditions. Flents, PTI and Merger Sub shall each use its best efforts to cause the conditions to the obligations of the other party to be satisfied to the extent that the satisfaction of such conditions is in its control, including obtaining any necessary consents, authorizations, and approvals. Each of the parties hereto shall refrain from taking any action, and shall notify the other parties promptly of any event, occurrence or circumstances, that might render any of its representations and warranties inaccurate as of the Closing Date.

     7.5. Noncompete and Employment Agreements. W. Thomas Davies ("Davies"), James Dunn ("Dunn"), and Low shall enter into noncompete agreements with Merger Sub and PTI substantially in the form of Exhibits C1 and C2 annexed hereto. Low shall enter into a consulting agreement with Merger Sub substantially in the form of Exhibit D annexed hereto. Davies and Dunn shall enter into employment agreements with Merger Sub substantially in the form of Exhibits El and 2 annexed hereto. Flents shall have no liability for a default by Davies and/or
Dunn in complying with his/their obligations hereunder to enter into such agreements with Merger Sub and PTI.

     7.6. Transfer Taxes. The Flents stockholders shall pay any income, recapture or similar tax that becomes payable as a result of the payments made to the Flents stockholders hereunder.

     7.7. Confidentiality. All parties hereto shall keep in strict confidence all information pertaining to the business of Flents, Merger Sub and PTI as well as the terms of the transactions contemplated hereby, except as the parties hereto mutually agree and except as disclosure shall be required by law, in which case, to the extent possible, the party required to make any such disclosure shall provide notice thereof at least three business days prior to such disclosure and shall work in good faith with the other parties hereto to make a mutually acceptable disclosure. Each party shall use its best efforts to prevent its employees, officers, directors, shareholders, agents and representatives from divulging any such confidential information or taking any action that would be prohibited by such party hereunder. The parties hereto may disclose such information to their employees, agents, affiliates, shareholders, lenders and professionals on a need-to-know basis, provided the party to whom such information is disclosed agrees to keep such information confidential.

     7.8. Benefit of Contracts.

          (a) Flents shall use its best efforts, subject to this Section 7.8, to secure all consents, approvals, novations and authorizations from third parties (including a government or governmental unit) as shall be required in order to enable Flents to effect the transactions contemplated by this Agreement, and the parties will otherwise use all reasonable efforts to cause the consummation of the transactions contemplated hereby in accordance with the terms and conditions hereof.

          (b) To the extent that the Merger would result in a breach or a right to terminate or any other right adverse to Flents, without the consent or waiver of any third person (including a government or governmental unit), or if the Merger would constitute a breach thereof or a violation of any law, decree, order, regulation or other governmental edict, Flents shall use all reasonable efforts, and PTI and Merger Sub shall cooperate with Flents, to obtain all necessary consents, waivers and novations and to resolve the impediments and to obtain any other consents, waivers and novations necessary to the Merger.

     7.9. Convertible Value and Registration Rights Agreement. PTI will enter into a convertible value and registration rights agreement, substantially in the form of Exhibit F annexed hereto, with each of the Flents stockholders upon execution of such agreement by such Flents stockholder.

     7.10. Continuity of Business Enterprise. It is the present intention of Merger Sub to continue at least one significant historic business line of Flents, or to use a significant portion of Flents' historic business assets in a business, in each case within the meaning of Treasury Regulation S 1.368-1(d), promulgated by the Treasury Department of the United States, and Merger Sub will do so for at least one year after the Closing.

     Section 8. Conditions of Obligations of Merger Sub and PTI. The obligations of Merger Sub and PTI to consummate the Merger under this Agreement are subject to the satisfaction of the following conditions by or on behalf of Flents, each of which may be waived by Merger Sub and PTI. Any such waiver by Merger Sub and PTI shall not reduce or impair Merger Sub's or PTI's right to seek indemnification hereunder in respect of the failure to meet the condition that shall have been waived.

     8.1. Representations and Warranties, Performance of Obligations.

          (a) The representations and warranties of Flents set forth in Section 5 hereof and in all agreements, documents and instruments executed and delivered pursuant hereto or in connection with the Closing shall be true and correct in all respects at times commencing with the date of this Agreement and through the Closing Date as though made on and as of the Closing Date.

          (b) Flents shall have performed the agreements and obligations necessary to be performed by it under this Agreement prior to the Closing Date. Without limiting the generality of the foregoing, Flents shall have obtained all consents, waivers, approvals and authorizations or have made reasonable arrangements in accordance with Section 7.8 hereof, except as may be required under the Wal-Mart License Agreement described in Schedule 2.3(ii)(L), and shall have given notices to third parties, and discharged in full any Liens of record, necessary so that upon the Merger, the Surviving Corporation shall have good and marketable title to all of the Acquired Assets and all right, title, interest and claims of Flents in, to, relating to or arising under the Acquired Assets free and clear of any Liens.

     8.2. Certificates of Merger. Flents shall have delivered to Merger Sub executed Certificates of Merger.

     8.3. Flents' Goodstanding. Flents shall have provided to Merger Sub a copy of a long-form goodstanding certificate for Flents from the state of its incorporation, and a good standing certificate from each state in which it is authorized to do business, together with a copy of its charter and bylaws, as amended, and certified copies of the minutes of its board and shareholder's meeting (or, if applicable, executed consent of its directors and shareholders) approving this Agreement, each of the documents referred to herein and the consummation of the transactions contemplated hereby in form reasonably satisfactory to Merger Sub.

     8.4. Noncompete and Employment Agreements. Low, Davies and Dunn shall each have entered into the agreements described in Section 7.5 herein.

     8.5. Pending Matters. No claim, action, suit, investigation or other proceeding shall be pending before any court or governmental agency or by an unaffiliated third party which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement or the obtaining of material damages in connection therewith. If PTI or Merger Sub elects not to close the Merger because the condition in this Section 8.5 is not met, then Flents shall have no liability whatsoever to PTI or Merger Sub in connection with the failure to meet such condition.

     8.6. Due Diligence. Flents shall have satisfied Merger Sub, or a designee, as to the due diligence investigation of the business operations and financial condition and all business records, accounting records and files relating to Flents. If PTI or Merger Sub elects not to close the Merger because the condition in this Section 8.6 is not met, then Flents shall have no liability whatsoever to PTI or Merger Sub in connection with the failure to meet such condition.

     8.7. Other Matters. Flents shall have furnished, or caused to be furnished, to Merger Sub, in form and substance satisfactory to Merger Sub, such certificates and other evidence as Merger Sub may have reasonably requested on reasonable notice as to the satisfaction of the conditions contained in this
Section 8 and as to such other matters as Merger Sub may reasonably request.

     Section 9. Conditions of Obligations of Flents. The obligations of Flents to consummate the Merger under this Agreement are subject to the satisfaction of the following conditions by or on behalf of Merger Sub, each of which may be waived by Flents. Any such waiver by Flents shall not reduce or impair Flents's right to seek indemnification hereunder in respect of the failure to meet the condition that shall have been waived.

     9.1. Representations and Warranties, Performance of Obligations.

          (a) The representations and warranties of PTI and Merger Sub set forth in Section 6 hereof and in all agreements, documents and instruments executed and delivered pursuant hereto or in connection with the Closing shall be true and correct in all respects at times commencing with the date of this Agreement and ending with and on the Closing Date as though made on and as of the Closing Date.

     (b) Merger Sub and PTI shall have performed the agreements and obligations necessary to be performed by them under this Agreement prior to the Closing Date.

     9.2. Delivery of the Merger Consideration. PTI and/or Merger Sub shall have delivered to the Exchange Agent the Merger Consideration.

     9.3. Merger Sub's Goodstanding. Merger Sub shall have provided Flents with a copy of a long-form good-standing certificate of the state of its incorporation, and, at or promptly after Closing, each state in which it has authority to do business, together with a copy of its charter and by-laws, as amended, and the minutes of its board and shareholder meeting and those of PTI (or, if applicable, executed consent of its directors) approving this Agreement, each of the documents referred to herein and the consummation of the transactions contemplated hereby.

     9.4. Pending Matters. No claim, action, suit, investigation or other proceeding involving PTI or Merger Sub shall be pending before any court or governmental agency or by an unaffiliated third party which presents a
substantial   risk  of  the  restraint  or  prohibition   of  the   transactions
contemplated by this Agreement or the obtaining of material damages in connection therewith.

     9.5. Other Matters. PTI and Merger Sub shall have furnished, or caused to be furnished, to Flents, in form and substance satisfactory to Flents, such certificates and other evidence as Flents may have reasonably requested on reasonable notice as to the satisfaction of the conditions contained in this
Section 9 and as to such other matters as Flents may reasonably request.

     9.6. No Change. There shall have been no substantial change in PTI's or Merger Sub's business that would have a material negative impact on its financial condition or the outlook of its business or the value of the shares offered for exchange in this transaction, PTI and Merger Sub shall not have notice or knowledge, written or oral, that it has lost or may lose any customer or customers contributing individually or collectively 25% or more to its gross revenue, PTI and Merger Sub shall have maintained product liability insurance in an amount consistent with prior practice and shall have provided certificates and other evidence of such insurance as Flents may have reasonably requested.

     Section 10. Survival of Representations and Warranties; Indemnifications.

     10.1. Survival. The representations, warranties and agreements made in Sections 5 and 6 hereof and in the Schedules hereto by Merger Sub, PTI and Flents shall remain operative and in full force as of the date made through February 28, 1999, except with respect to Section 5.3, as to which such representations and warranties shall continue to survive for a period of the applicable statute of limitations for breach of contract, as appropriate, regardless of any investigation made by, or on behalf of, any party. Flents stockholders shall remain liable for misrepresentations of Flents in Section 5.3, pro rata to the extent of the Merger Consideration actually received by each such stockholder

     10.2. Indemnification by Flents Stockholders. The Flents stockholders (on a non-recourse basis and only up to the limits of the escrow described in Section
10.6 herein) shall defend, hold harmless and indemnify Merger Sub from any and all losses, liabilities, proceedings, claims, settlements, judgments, fines, assessments, damages and expenses (including reasonable attorneys' fees and investigation and litigation expenses, whether arising out of a third party claim or relating to recovering indemnifiable damages) (collectively, the "indemnifiable damages") that Merger Sub may suffer or incur in whole or in part by reason of, or which may arise out of:

          (a)  the inaccuracy or breach of any of the
representations and warranties of Flents in this Agreement;

          (b) the breach by Flents of any of the covenants or warranties herein;

          (c) liabilities for any civil or criminal penalties (including interest) or any payments in the nature thereof, imposed upon, or sought to be imposed upon Flents or Merger Sub (or any of the officers, directors or shareholders of Merger Sub), on account of any fraudulent, criminal, intentional, or willful act or omission, or any such act or omission of Flents or any of the directors, officers, employees or agents of Flents occurring prior to the Closing Date;

          (d) any present or potential obligation to remediate or take other action or any present or potential liability (including with respect to past activities occurring prior to the Closing Date), whether criminal or civil, and whether to any governmental entity or private party, under, any statute, law, regulation, ordinance or Governmental Permit or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, emission, discharge, release or threatened release into the environment by Flents, of any pollutant, contaminant, hazardous waste, hazardous substance, toxic substance or toxic waste that are related to facts, events, circumstances or conditions (including without limitation the generation, treatment, transport, storage, emission, disposal, release or other placement, deposit or location of any substance) existing or occurring on or prior to the Closing Date;

          provided, however, except as expressly set forth herein, any matter accurately disclosed in the Schedules hereto shall not result in any liability to Flents or the Flents stockholders, or any right to indemnification under this
Section 10.

     10.3. Indemnification by Surviving Corp. Surviving Corp. and PTI shall defend, hold harmless and indemnify the Flents stockholders from any and all indemnifiable damages that the Flents stockholders may suffer or incur by reason of: (a) the inaccuracy or breach of any of the representations and warranties of Merger Sub and PTI herein; (b) the breach by Merger Sub and PTI of any of the covenants or warranties herein; and (c) any claim for payment of any liability or performance of any obligation assumed by the Surviving Corporation, provided that, other than for a breach of Section 7.10, the Flents stockholders shall be deemed to have suffered no indemnifiable damages so long as the Flents stockholders receive shares of Merger Stock with a value greater than $6.00 per share one (1) year from the date hereof.

     10.4. Assumed Liabilities. Surviving Corp. shall assume on the Closing Date and, effective as of the Closing and contingent upon the occurrence of the Closing, shall discharge in accordance with its terms (subject to any defenses or claimed offsets asserted in good faith against the obligee to whom such liabilities, payments and obligations are owed), subject to any contrary provision herein, the liabilities, set forth in this Section 10.4:

          (a) the accrued liabilities of Flents to the extent of the amount thereof correctly stated on the balance sheet included in the February Printouts, to the extent not paid, performed, satisfied, discharged or released prior to the Effective Time;

          (b) liabilities of Flents incurred on or prior to the Effective Time and subsequent to the date of the February Printouts incurred in the ordinary course of business in arms-length transactions with unrelated parties if such liabilities are consistent with past practices of Flents and not expressly prohibited hereunder, to the extent not paid, performed, satisfied, discharged or released prior to the Effective Time;

          (c) the continuing obligations arising or continuing subsequent to the Effective Time under the contracts:

          (i)  listed on Schedule 2.3(ii) hereto; or

          (ii) entered into or made by Flents in the ordinary course of business consistent with past practices of Flents on commercially reasonable terms and which, pursuant to Section 5.15 hereof, are not material enough to be listed on Schedule 2.3(ii) hereto or shall have been entered into after the date hereof in accordance with Section 7.2;

          (d) liabilities of Flents resulting from facts and circumstances occurring and arising after the Effective Time.

     10.5.     Notice and Right to Defend Third Party Claims and
Perform Remediation.

          (a) Promptly upon receipt of notice of any third party claim, demand or assessment or the commencement of any suit, action or proceeding in respect of which indemnity may be sought on account of an indemnity agreement contained in this Section 10, the party seeking indemnification (the "Indemnitee") shall notify in writing, within sufficient time to respond to such claim or answer or otherwise plead in such action, the party from whom indemnification is sought (the "Indemnitor") thereof; provided, however, that failure or delay to supply such notice shall not relieve Indemnitor of its indemnification obligation hereunder except to the extent that Indemnitor is actually prejudiced by such failure or delay.

          (b) In case any claim, demand or assessment is asserted or suit, action or proceeding commenced against an Indemnitee (collectively a "Claim") and it notifies the Indemnitor of the commencement thereof, if the Indemnitor acknowledges its indemnification obligations therefor hereunder, then, the Indemnitor shall be entitled to participate therein, and, to the extent that it may wish, to assume the defense, conduct or settlement thereof, with counsel satisfactory to the Indemnitee whose consent to the selection of counsel shall not unreasonably be withheld. After notice from the Indemnitor to the Indemnitee of its election so to assume the defense, conduct or settlement thereof, the Indemnitor shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense, conduct or settlement thereof; provided, however, that if the Indemnitee has any separate defense from those of the Indemnitor, the Indemnitee shall have the right to be represented by its own counsel at the Indemnitor's expense. The Indemnitee shall have the right in any event to participate in any such defense with its own counsel at its own expense. The Indemnitee will cooperate with the Indemnitor in connection with any such Claim and make personnel, books and records relevant to the Claim available to the Indemnitor at Indemnitor's expense. In the event that the Indemnitor fails timely to defend, contest or otherwise protect against any such Claim, the Indemnitee shall have the right to defend, contest or otherwise protect against the same and may make any compromise or settlement thereof and recover the entire cost thereof from the Indemnitor, including, without limitation, reasonable attorneys' fees, disbursements and all amounts paid as a result of such Claim or compromise or settlement thereof.

          (c) Anything in this Agreement to the contrary notwithstanding, prior to finally settling any such Claim, the Indemnitor shall give to the Indemnitee prompt notice of its intention to settle same and the terms of such proposed settlement and acknowledging its indemnification responsibility therefor hereunder. If the Indemnitee shall object to such proposed settlement within 10 days, then the Indemnitee shall thereafter, at its sole expense, assume the control and defense of such claim suit, action, investigation or proceeding and in such event the liability of the Indemnitor shall be limited to the amount for which the same could have been settled as proposed by the Indemnitor. If the Indemnitee does not object to the terms of the proposed settlement within the aforesaid 10-day period, then the Indemnitor shall have the right to consummate such proposed settlement upon the terms set forth in the aforesaid notice. If Indemnitor acknowledges in writing its obligation to indemnify Indemnitee with respect to a Claim, then Indemnitee shall not settle such Claim without Indemnitor's prior written consent.

     10.6. Payment of Amounts Due. The amount of any indemnifiable damages conceded or determined to be due from Flents to Merger Sub not in excess of the amount in the escrow account described below, pursuant to any of the provisions of this Section 10, shall be paid from the escrow to Merger Sub within 20 business days from the date so conceded or determined. The amount of any indemnifiable damages conceded or determined to be due from PTI or Merger Sub to Flents, pursuant to any of the provisions of this Section 10, shall be paid to the Exchange Agent by Merger Sub or PTI within 20 business days from the date so conceded or determined. The Flents stockholders shall not be required to pay to Merger Sub or PTI under this Section 10.6, other than for fraud or wilful breach any amounts, except as specifically provided in this Section 10. The final 40,000 shares of Merger Stock shall be held in escrow jointly by Lester Migdal, Esq. and Robert Low, Esq., or the survivor, as escrow agent, pursuant to the Escrow Agreement in the form attached hereto, to satisfy obligations of the Flents stockholders under the indemnification provisions of this Section 10 until February 28, 1999 and thereafter, if a claim is brought under this Section 10 during the period through February 28, 1999, in which case the Escrow Agent shall retain an amount necessary to satisfy such claim until final resolution thereof. In satisfaction of claims of Merger Sub and PTI, the Units, prior to the date payment has been set on the Convertible Value Rights included in such Units on the first anniversary of the Closing Date, shall have a value of the greater of $10.00 or the Market Value of PTI shares based upon the median closing sale price of PTI shares on the 20 trading days preceding the delivery of the shares by the Exchange Agent in satisfaction of the claim.

     10.7 Basket for Claims. PTI and Merger Sub shall have no right to indemnification until their aggregate claims under this Section 10 exceed $25,000, and then may only claim for indemnification of amounts in excess of such $25,000; provided, however, that this Section 10.7 shall not apply to claims based on knowing misrepresentations or to claims under Sections 5.3, 5.4(d), 5.7 (except as relate to amounts disputed by the Customer) and 5.10 and to a breach of Sections 7.2(h), (m) or (n) or 14.


     Section 11. Termination and Liquidated Damages. Promptly after any party becomes aware that any of the conditions precedent to such party's Closing has not been, and is likely not to be, fulfilled, such party (the "Delayed Party") shall notify the other party (the "Delaying Party"), and the Delaying Party shall have the right by written notice to the Delayed Party to adjourn the date for Closing, for up to 30 business days, to satisfy such condition precedent. If all such conditions to the Delayed Party's obligations are not satisfied, the Delayed Party may either (i) waive any such condition and proceed to Closing, in which case the Delayed Party shall be entitled to a credit or debit, as the case may be, to the Cash Consideration equal to the reasonable estimated cost to satisfy such condition (other than the failure of the conditions contained in Sections 8.4, 8.5 and 9.4 herein by action of third parties), but without any other liability on the part of the Delaying Party, or (ii) terminate this Agreement, in which case (other than the failure of the conditions contained in Sections 8.4, 8.5 and 9.4 herein by action of third parties) the Delayed Party shall be reimbursed by the Delaying Party for the Delayed Party's costs reasonably incurred in connection with the investigation of the Delayed Party and the consummation of the transaction contemplated by this Agreement, and the parties hereto shall have no further liability or obligation hereunder.

     Section 12. Further Actions. From time to time, prior to the Closing, as and when requested by Merger Sub, on reasonable notice, Flents shall execute and deliver such documents and instruments and shall take such further or other actions as Merger Sub may reasonably deem necessary to carry out the intent and purposes of this Agreement, to convey, transfer, assign and deliver to Merger Sub, and its successors and assigns, the Flents Shares, and to vest in Flents all right, title and interest in and to Acquired Assets free and clear of Liens except as described in Schedule 5.5 (or to evidence any of the foregoing) and to consummate and give effect to the other transactions contemplated hereby. If, as a result of a request of Merger Sub under this Section 12 for delivery of documents or the transfer of Flents' shares prior to Closing, taxes of any kind are imposed on Flents or its stockholders that would not have been imposed had they been delivered at the Closing, then, at the Closing, Merger Sub shall reimburse Flents or its stockholders the amount of such tax.

     Section 13. Broker's Fees. Each of Flents, PTI and Merger Sub represents that it has not used or retained any broker or finder in connection with the transactions contemplated hereby, other than the Woodbridge Group, Inc., the fees of which shall be paid by Merger Sub.

     Section 14. Expenses. Except as otherwise specifically provided herein, the stockholders of Flents and Merger Sub shall each bear their and its own legal fees and other costs and expenses with respect to the negotiation, execution and the delivery of this Agreement and the consummation of the transactions hereunder, and the Acquired Assets shall not be reduced or impaired by the payment or accrual of any such costs and expenses of Flents; provided, however, Flents shall pay for transaction expenses with regard to the Merger, including legal and accounting fees up to an amount of $50,000 plus up to $7,000 accrued as an expense on the balance sheet included in the February Printouts, without adjustment, and amounts, if any, in excess of $50,000 plus such unpaid accruals on the balance sheet included in the February Printouts shall be adjusted by a reduction, dollar for dollar, in the cash portion of the Merger Consideration.

     Section 15. Entire Agreement. This Agreement, which includes the Schedules and Exhibits hereto and the other documents, agreements and instruments executed and delivered pursuant to or in connection with this Agreement, contains the entire agreement among Flents, Merger Sub and PTI with respect to the transactions contemplated by this Agreement and supersedes all prior arrangements or understandings with respect thereto, whether written or oral.

     Section 16.  Construction.

          (a) The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

          (b) Except as otherwise expressly set forth in this Agreement, any representation or warranty made to the knowledge of any parties hereto, or as to what any such party is aware of, or statements of similar purport, shall mean that such party has made a reasonable and diligent investigation of the facts in connection therewith and is making such representation or warranty based upon the results of such investigation.

          (c) Each of the parties to this Agreement participated in the drafting of this Agreement and the interpretation of any ambiguity contained in this Agreement will not be affected by the claim that a particular party drafted any provision hereof.

          (d) Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.

     Section 17. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient when delivered personally or telecopied by facsimile and confirmed orally or by return facsimile, or three (3) business days after mailing with an affidavit of mailing produced upon request, or the next business day if sent by nationally recognized overnight courier providing for a return receipt, in each case postage prepaid, addressed as follows:

          If to PTI or Merger Sub:
          c/o Protective Technologies International, Inc.
          One River Street
          Hastings-on-Hudson, NY 10706
          Attn: Mr. Meredith W. Birrittella
          Facsimile: (914) 478-8298

          with a copy to:
          Akabas & Cohen
          488 Madison Ave.
          New York, New York 10022
          Attn: Seth A. Akabas, Esq.
          Facsimile: (212) 308-8582

          If to Flents:
          Flents Products Co., Inc.
          258 Dr. Martin Luther King Drive
          Norwalk, CT 06954
          Attn: Mr. Stuart M. Low
          Facsimile: (203) 854-9322

          with a copy to:
          Migdal, Pollack, Rosenkrantz & Sherman
          41 East 57th Street
          New York, NY 10022
          Attn: Lester C. Migdal, Esq.
          Facsimile: (212) 759-5422

          If to the Exchange Agent or the Flents stockholders:
          Migdal, Pollack, Rosenkrantz & Sherman
          41 East 57th Street
          New York, NY 10022
          Attn: Lester C. Migdal, Esq.
          Facsimile: (212) 759-5422

Any  party  may  by  notice   change  the  address  to  which  notice  or  other
communications to it are to be delivered or mailed, effective 10 business days after receipt.

     Section 18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into, executed and to be performed wholly in such state, except for its conflict of laws provisions.

     Section 19. Assignability. This Agreement shall not be assignable otherwise than by operation of law by any party hereto without the prior written consent of the other parties, and any purported assignment without such prior written consent shall be void, except that Merger Sub may assign this Agreement to a corporation controlling, controlled by or under common control with Merger Sub.

     Section 20. Waivers and Amendments. Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing executed by the party against whom such waiver, amendment or supplementation is sought to be charged. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

     Section 21. Third Party Rights. Any other provision of this Agreement to the contrary notwithstanding, this Agreement shall not create benefits for any third party, including, without limitation, any employees of Flents or Merger Sub, provided, however, that Merger Sub shall assume all Assumed Liabilities (as defined in Section 10.4), including the obligations to Low, Davies and Dunn disclosed or created in this Agreement.

     Section 22. Illegalities. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

     Section 23. Counterparts. This Agreement may be executed in multiple counterparts all of which taken together shall constitute one and the same instrument.

     Section 24. Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending terms or provision in any other situation or in any other jurisdiction.

     Section 25. Press Release and Public Announcement. No party to this Agreement shall issue any press release or public statement or make any public announcement relating to the subject matter of this Agreement without the prior written approval of the other parties; provided, however. that any party may make any public disclosures it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities in which case the disclosing party shall use its reasonable efforts to advise the other party at least three days prior to making the disclosure.

     Section 26. Arbitration. Any controversy, dispute or claim arising under or relating to the provisions of this Agreement, or the breach thereof, shall be determined by arbitration in New York, New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA") then in effect, except that the arbitrator shall be required to set forth in reasonable detail the basis for his determination as well as the method of calculating any monetary award. However, where the parties hereto agree on alternate dispute resolution proceedings, utilization of the facilities of the AAA shall not be required. The decision and award in any such arbitration proceeding shall be binding and final on the parties, and judgment upon the award rendered by the arbitrator(s) may be entered in any court of competent jurisdiction.
           [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, each of the undersigned corporations has caused this Agreement to be executed by its duly authorized officer, and each individual has signed this Agreement, as of the date first above written.

FLENTS PRODUCTS CO., INC.          PTI HOLDING INC.
(a New York corporation)


By: /s/ W. Thomas Davies           By:/s/ Meredith W. Birrittella
Name: W. Thomas Davies             Name: Meredith W. Birrittella
Title: President                   Title: Chief Executive Officer


FLENTS PRODUCTS CO., INC.
(a Delaware corporation)



By: /s/ Meredith W. Birrittella
Name: Meredith W. Birrittella
Title: Secretary

Agreed as to Sections 7.5, 7.9 and 8.4:


 /s/ W. Thomas Davies
W. THOMAS DAVIES




 /s/ James Dunn
JAMES DUNN




 /s/ Stuart M. Low
STUART M. LOW

Agreed to as to Sections 2.2:


MIGDAL, POLLACK, ROSENKRANTZ & SHERMAN, as Exchange Agent


By: /s/ Lester C. Migdal
Name: Lester C. Migdal
Title: Partner

         LIST OF EXHIBITS, SCHEDULES AND OTHER DOCUMENTS

Exhibits

A:   Certificates of Merger
B:   Affidavit of Loss
C1:  Noncompete Agreement Form w/ S. Low
C2:  Noncompete Agreement Form w/ W.T. Davies and J. Dunn
D:   Consulting Agreement Form
E1:  Employment Agreement Form w/ W.T. Davies
E2:  Employment Agreement Form w/ J. Dunn
F:   Convertible Value and Registration Rights Agreement Form


Schedules

2.3(i):   tangible personal property
   (ii):  contracts, agreements, etc.
5.1:      foreign jurisdictions
5.1(e):   bank accounts
5.2(b)(iii):   acceleration of debt
5.3:      capitalization/shareholders
5.4(b):   financial statements
5.4(d):   additional liabilities
5.4(e):   material adverse changes since 11/30/96
5.5(b):   business restrictions
5.6:      inventory
5.8(a):   list of insurance policies
5.8(c):   pending and threatened casualty or liability claims
5.8(d):   insurance claims
5.9(a):   claims, lawsuits, proceedings
5.9(d)    government permits
5.10(a):  taxes
5.11(a):  intangible assets
5.11(a)(1):    royalties and limits of intellectual property
rights
5.12:     employees, compensation and status
5.13:     employee benefit plans
5.15(b):  contract renegotiation
5.16(b):  lists of customers
5.17:     changes since 11/30/96
6.4:      changes since PTI Reports
6.6:      environmental investigations


Closing Documents

Flents' long-form good standing certificate Flents' certificate as to compliance with closing conditions Flents' secretary's certificate as to charter, Bylaws, Board resolutions and shareholder resolutions

PTI's long-form good standing certificate PTI's certificate as to compliance with closing conditions PTI's secretary's certificate as to charter, Bylaws, and Board resolutions Merger Sub's long-form good standing certificate Merger Sub's certificate as to compliance with closing conditions Merger Sub's secretary's certificate as to charter, Bylaws, and Board resolutions

                            EXHIBIT 2

            AMENDMENT TO AGREEMENT AND PLAN OF MERGER


     THIS AMENDMENT, dated as of the date of Closing, by and among the parties to the AGREEMENT AND PLAN OF MERGER (the "Agreement"), dated as of July 25, 1997 and the stockholders of Flents,


                      W I T N E S S E T H :


     WHEREAS,  PTI Holding Inc.  ("PTI"),  Flents Products Co., Inc., a Delaware
corporation   ("Merger  Sub"),  and  Flents  Products  Co.,  Inc.,  a  New  York
corporation ("Flents") have entered into the Agreement; and

     WHEREAS, Flents paid $75,000 of legal and accounting expenses in excess of the $50,000 of such expenses stated in Section 7.2(h) of the Agreement, in connection with the sale of the business, and the parties hereto wish to adjust the Cash Consideration accordingly,

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, PTI, Merger Sub, Flents and the stockholders of Flents hereby agree as follows:

     This Amendment modifies the Agreement as set forth herein. Each capitalized term used and not defined herein shall have the meaning ascribed to it in the Agreement.

     The date of the Merger for financial accounting and for income tax purposes shall be deemed to be May 31, 1997.

     The second clause of the preamble to the Agreement, is modified to change the Merger Consideration to consist of $4,837,085 and the Cash Consideration to consist of $2,135,435.

     The amount stated in Section 7(h) of the agreement, previously stated as $50,000, is modified to read $125,000.

      Except as amended hereby, the Agreement remains unmodified, unamended, and in full force and effect.

     This Agreement may be executed in multiple counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the undersigned corporations has caused this Agreement to be executed by its duly authorized officer, and each individual has signed this Agreement, as of the date first above written.

FLENTS PRODUCTS CO., INC.                      PTI HOLDING INC.
(a New York corporation)


By:   /s/ W. Thomas Davies                     By:   /s/ Meredith W. Birrittella
       W. Thomas Davies                        Meredith W. Birrittella
       President                               Chief Executive Officer


FLENTS PRODUCTS CO., INC.
(a Delaware corporation)


By:  /s/ Meredith W. Birrittella
       Meredith W. Birrittella
       Secretary


   /s/ W. Thomas Davies                       /s/ James E. Dunn
W. THOMAS DAVIES                              JAMES E. DUNN



 /s/ Stuart M. Low                            /s/ Robert A. Low
STUART M. LOW                                 ROBERT A. LOW



 /s/ Doris L. Hirsch                          /s/ Lester C. Migdal
DORIS L. HIRSCH                               LESTER C. MIGDAL


 /s/ Peter C. Kohn                            /s/ Mary Lou Secchi
PETER C. KOHN                                 MARY LOU SECCHI

                            EXHIBIT 3

                      CERTIFICATE OF MERGER
      OF FLENTS PRODUCTS CO., INC., A NEW YORK CORPORATION,
      INTO FLENTS PRODUCTS CO., INC., A DELAWARE CORPORATION


The undersigned corporations do hereby certify in accordance with Section 252 of the General Corporation Law of the State of Delaware (the "Law"):

     FIRST: The names of the constituent corporations and their states of incorporation are as follows:
     FLENTS PRODUCTS CO., INC., a New York corporation ("Flents")

     FLENTS PRODUCTS CO., INC., a Delaware corporation ("New Flents")

     SECOND: The proposed merger has been approved, adopted, certified, executed and acknowledged by Flents in accordance with the laws of the State of New York and by New Flents in accordance with Section 252 of the Law.

     THIRD: The name of the surviving corporation is Flents Products Co., Inc., a Delaware corporation.

     FOURTH: The Certificate of Incorporation of New Flents shall be the Certificate of Incorporation of the surviving entity. No changes shall be made to the certificate of incorporation of the surviving corporation upon the effective date of the merger.

     FIFTH: A copy of the Agreement and Plan of Merger (the "Plan") is on file at the principal place of business of New Flents is 258 Dr. Martin Luther King Drive, Norwalk, CT 06854. A copy of the Plan shall be furnished by New Flents, upon request and at no cost, to any stockholder of either Flents or New Flents.

     SIXTH:    The authorized capital stock of Flents is as follows:

                                   Number                        Voting
     Class          Designation    Authorized     Outstanding   Par Value Rights
     Common    N/A       125,000   77,756               $.02      Full

     SEVENTH:  This Certificate of Merger shall be effective on its filing date.

DATED: August 5, 1997

ATTEST:                       FLENTS PRODUCTS CO., INC., a
                              New York corporation



By:  /s/ Mary Lou Secchi                By:     /s/ W. Thomas Davies
     Mary Lou Secchi                             W. Thomas Davies
     Secretary                                   President


ATTEST:                       FLENTS PRODUCTS CO., INC., a
                              Delaware corporation




By:   /s/ Meredith W. Birrittella                 By:   /s/ W. Thomas Davies
     Meredith W. Birrittella                             W. Thomas Davies
     Secretary                                           President

                      CERTIFICATE OF MERGER

                                OF

                    FLENTS PRODUCTS CO., INC.
                     (a New York corporation)

                               INTO

                    FLENTS PRODUCTS CO., INC.
                     (a Delaware corporation)


          UNDER SECTION 907 OF THE BUSINESS CORPORATION
             LAW OF THE STATE OF NEW YORK (the "BCL")

The undersigned, W. Thomas Davies and Mary Lou Secchi, being the President and the Secretary, respectively, of Flents Products Co., Inc., a domestic corporation duly organized and existing under and by virtue of the laws of the State of New York ("Flents"), and W. Thomas Davies and Meredith W. Birrittella, being the President and the Secretary, respectively, of Flents Products Co., Inc., a foreign corporation duly organized and existing under and by virtue of the laws of the State of Delaware ("New Flents"), do hereby certify and set forth that an Agreement and Plan of Merger (the "Plan") has been adopted by the board of directors of each of said constituent corporation, and that:

     (1) The name of each constituent corporation is as follows:

Flents Products Co., Inc., a New York corporation

Flents Products Co., Inc., a Delaware corporation

     (2) The jurisdiction and date of incorporation of the foreign constituent corporation, New Flents, is set forth below:

     Jurisdiction        Date of Incorporation
     Delaware              July 16, 1997

     (3) The name of the surviving corporation is Flents Products Co., Inc., a Delaware corporation

     (4) The designation, number, and voting rights of the outstanding shares of each class and series of Flents are as follows:

 Class    Designation    Number Authorized   Outstanding         Voting Rights
 Common    N/A           125,000             77,756              Full


     The designation, number, and voting rights of the outstanding shares of each class and series of New Flents are as follows:

Class    Designation    Number Authorized   Outstanding         Voting Rights
Common    N/A           200                 100                 Full

     (5) The effective date of the merger of Flents and New Flents into New Flents shall be upon the filing of this Certificate by the Department of State.

     (6) The manner in which the Plan was authorized by each of the constituent corporations is set forth below:

     With respect to the constituent domestic corporation, Flents, the Plan was unanimously approved and adopted by the Board of Directors on July 15, 1997, and authorized and approved in a meeting of the holders of the outstanding shares of such corporation on July 15, 1997 in accordance with the applicable statutes of the State of New York. With respect to the constituent foreign corporation, New Flents, the Plan was unanimously approved and adopted by the Board of Directors on July 16, 1997, and authorized and approved by the unanimous written consent of the holders of the outstanding shares of such corporation on July 16, 1997, in accordance with the applicable statues of its jurisdiction of incorporation. The merger of Flents with and into New Flents is permitted by the laws of Delaware and is in compliance therewith.

     (7) The date when the certificate of incorporation of New Flents was filed by the Department of State of Delaware was the 16th day of July, 1997.

     An application of authority to do business in the State of New York has not been filed by New Flents. New Flents shall do no business in the state of New York until such an application of authority has been filed.

     (8) The date when the original certificate of incorporation of Flents was filed by the Department of State of New York was the 4th day of November, 1935.

     (9) New Flents may be served with process in the State of New York in any action or special proceeding for the enforcement of any liability or obligation of any domestic corporation or of any foreign corporation, previously amenable to suit in the State of New York, which is a constituent corporation in this merger.

     (10) Subject to the provisions of Section 623 of the BCL, New Flents shall promptly pay to the shareholders of the constituent domestic corporation the amount, if any, to which they shall be entitled under the provisions of the BCL relating to the rights of shareholders to receive payment for their shares.

     (11) The secretary of state is hereby designated as agent upon whom process against Flents Products Co., Inc., a Delaware corporation, may be served in the manner set forth in paragraph (b) of Section 306 of the BCL, in any action or special proceeding. The secretary of state shall mail a copy of any process against Flents Products Co., Inc., a Delaware corporation, served upon the secretary of state to Flents Products Co., Inc., c/o Akabas & Cohen, 488 Madison Avenue, New York, NY 10022.

     IN  WITNESS  WHEREOF,   the  undersigned  have  executed  and  signed  this
certificate, under penalties of perjury, as of this 5th day of August, 1997.


FLENTS PRODUCTS CO., INC.,                   FLENTS PRODUCTS CO., INC.,
a New York corporation                            a Delaware corporation


By:    /s/ W. Thomas Davies                  By:    /s/ W. Thomas Davies
      W. Thomas Davies, President                    W. Thomas Davies, President



By:     /s/ Mary Lou Secchi                By:     /s/ Meredith W. Birrittella
      Mary Lou Secchi, Secretary              Meredith W. Birrittella, Secretary

                            EXHIBIT 4

                     NONCOMPETITION AGREEMENT

     AGREEMENT dated as of August 5, 1997, by and among Stuart M. Low, an individual, having an address at 29 Grove Hill Road, Guilford, CT 06437 ("Low"), PTI Holding Inc., a Delaware corporation, having an office at c/o Protective Technologies International Inc., One River Street, Hastings-on-Hudson, NY 10706 ("PTI"), and Flents Products Co., Inc., a Delaware corporation having an office at 258 Dr. Martin Luther King Drive, Norwalk, CT 06854 (the "Company") (PTI and the Company, together with other corporate affiliates, shall be referred to herein as the "PTI Companies").

                      W I T N E S S E T H :

     WHEREAS, PTI, the Company and Flents Products Co., Inc., a New York corporation, ("Old Flents") have entered into a Agreement and Plan of Merger dated as of July 25,1997, (the "Merger Agreement") pursuant to which the Company shall acquire from the shareholders of Old Flents all of the outstanding stock of Old Flents in exchange for cash and common stock of PTI and the Company shall assume the operations of Old Flents, as described in the Merger Agreement; and

     WHEREAS, pursuant to the Merger Agreement, the Company shall retain Low as a consultant to the Company; and

     WHEREAS, in order to preserve for the Company the goodwill of Old Flents to be acquired by the Company pursuant to the Merger Agreement, and Low has agreed not to compete with the Company, as described more fully herein,

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:

     Section 1. Restrictions. (a) The parties hereto confirm that Low is aware of important business information (i) relating to the products, processes, designs and/or systems used by Old Flents and (ii) relating to the customers (including, without limitation, customer lists, call lists, prices and all data about customers) and employees, consultants, independent contractors and suppliers of Old Flents, which together constitutes the substantial portion of the goodwill of Old Flents acquired by the Company under the Merger Agreement. The parties hereto further confirm that it is reasonably necessary to protect and maintain Flents' goodwill, which the Company acquired pursuant to the Merger Agreement, and to prevent the usurpation by Low (or any Person (hereinafter defined) employing Low at a later date) of all or any portion of such goodwill, which was purchased by the Company, that Low agrees, and accordingly he does agree, that he will not directly or indirectly, for or on behalf of himself or any Person (hereinafter defined) at any time for a period of five years from the date hereof:

     (i) employ or otherwise obtain services from, or solicit or otherwise attempt to employ or otherwise obtain services from, or assist any Person in employing or otherwise obtaining services from or attempting to employ or otherwise obtain services from, any person who is then, or at any time during the preceding twelve months shall have been, in the employ of or otherwise retained by Old Flents; or

     (ii) solicit any individual who was a customer of Old Flents at any time during the two years prior to the date hereof to supply any product or service that was supplied by Old Flents or shall hereafter have been supplied by the PTI Companies, or to reduce, or cease to receive, the level of products or services that such customer had been receiving from Old Flents or that such customer shall have been receiving from the PTI Companies; or

     (iii) open or operate any business or assist in any way, directly or indirectly (as consultant, broker, officer, director, employee, independent contractor, financier, investor, or otherwise), any other Person in opening or operating any business that provides any product or service that was supplied by Old Flents at any time prior to the date hereof; or

     (iv) at any time negotiate for or enter into an agreement, understanding or arrangement, or otherwise cause or authorize any Person, to take any of the actions prohibited by clauses (i) through (iii) above.

As used herein, the term "Person" means any person, corporation, limited liability company, partnership or other entity.

          (b) Low acknowledges that he has been informed that it is the policy of the PTI Companies to maintain as secret and confidential all information (i) relating to the products, pro-

cesses, designs and/or systems used by the PTI Companies and (ii) relating to the customers (including, without limitation, customer lists, call lists, prices and all data about customers) and employees, consultants, independent contractors and suppliers of the PTI Companies (all such information hereafter referred to as "Confidential Information"). Low further acknowledges that such Confidential Information has been acquired pursuant to the Merger Agreement or assembled by the PTI Companies at great cost to the PTI Companies, through the expenditure of extensive resources of the PTI Companies over a long period and is of great value to the PTI Companies. The parties hereto recognize that the services to be performed by Low under a consulting agreement dated as of the date hereof, are special and unique, and that by reason of his involvement in Old Flents and his rendering services to the PTI Companies, he has and will acquire Confidential Information as aforesaid. The parties hereto confirm that it is reasonably necessary to protect the PTI Companies' goodwill that Low agrees, and accordingly he does agree, that he will not, directly or indirectly (except where authorized by either of the Board of Directors of the PTI Companies, for the benefit of either of the PTI Companies), for or on behalf of Low or any Person, at any time: (i) divulge to any Person other than the PTI Companies (hereinafter referred to collectively as a "third party"), or use or cause to authorize any third parties to use, any such Confidential Information, or any other information regarded as confidential and valuable by the PTI Companies that he knows or should know is regarded as confidential and valuable by the PTI Companies (whether or not any of the foregoing information is actually novel or unique or is actually known to others and whether or not the Confidential Information is labeled as confidential or secret); or (ii) negotiate for or enter into any arrangement, contract or commitment to do any of the foregoing prohibited acts.

     Section 2. Injunctive Relief. Low acknowledges that any breach or threatened breach by him of any provision of this Agreement will, because of the unique nature of the transaction which will take place pursuant to the Merger Agreement, cause irreparable harm to the PTI Companies and leave the PTI Companies without any adequate remedy at law and shall entitle the PTI Companies, in addition to any other legal remedies available to the PTI Companies, including offset for damages of any amounts owing from the PTI Companies to Low, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach without the need to specifically prove irreparable harm or the inadequacy of legal remedies.

     Section 3. Acknowledgement of Reasonableness. Low and the PTI Companies each acknowledges that the type and periods of restriction imposed herein are fair and reasonable and are reasonably required for the protection of the PTI Companies and the goodwill associated with the business of Old Flents and are given as an integral part of the acquisition by the PTI Companies of the business and goodwill of Old Flents.

     Section 4. Severability. The parties hereto understand and intend that: (a) each restriction agreed to by Low hereinabove shall be construed as separable and divisible from every other restriction; (b) the unenforceability, in whole or in part, of any such restriction in any one or more jurisdictions, shall not affect the enforceability of the remaining restrictions in such jurisdiction or jurisdictions or the enforceability of any restriction in other jurisdictions and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provisions were omitted; and (c) one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant.

     Section 5. Entire Agreement. This Agreement, together with the documents referred to herein and in the Merger Agreement, contains the entire agreement among the parties hereto and supersedes all prior arrangements or understandings.

     Section 6. Construction. The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Each of the parties to this Agreement participated in the drafting of this Agreement and the interpretation of any ambiguity contained in this Agreement will not be affected by the claim that a particular party drafted any provision hereof. Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.

     Section 7. Notices. All notices or other communications that are required or permitted hereunder shall be in writing and sufficient when delivered in accordance with the notice provisions under the Merger Agreement.

     Section 8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into, executed and to be performed wholly in such state.

     Section 9. Assignability. This Agreement shall not be assignable otherwise than by operation of law by any party hereto without the prior written consent of the other parties, and any purported assignment without such prior written consent shall be void, except that the PTI Companies may assign this Agreement to an affiliate or an entity purchasing all, or substantially all, of its assets.

     Section 10. Waivers and Amendments. Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing executed by the party against whom such waiver, amendment or supplementation is sought to be charged. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

     Section 11. Illegalities. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired, and in lieu of such provision determined to be invalid, illegal or unenforceable a new provision shall be automatically and without further action of the parties hereto substituted that is as similar as possible to such invalid, illegal or unenforceable provision to accomplish the intent and purpose thereof and still be valid, legal and enforceable. More particularly, if any provision hereof is determined by any court or other tribunal having jurisdiction thereof to be unenforceable because of the duration or scope thereof, then the duration or scope of such provision shall be automatically and without further action of the parties hereto reduced to the extent that in the judgment of such court or other tribunal would be necessary to render it enforceable.

     Section 12. Counterparts. This Agreement may be executed in multiple counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the undersigned corporations has caused this Agreement to be executed by its duly authorized officer, and Low has executed this Agreement as of the date first above written.

PTI HOLDING INC.                        FLENTS PRODUCTS CO., INC., a
                                        Delaware corporation




By:  /s/ Meredith W. Birrittella              By:  /s/ W. Thomas Davies
     Meredith W. Birrittella                     W. Thomas Davies
     Chief Executive Officer                      President





  /s/ Stuart M. Low
STUART M. LOW

                            EXHIBIT 5


                     NONCOMPETITION AGREEMENT

     AGREEMENT dated as of August 5, 1997, by and among W. Thomas Davies, an individual, having an address at 27 Quaker Ridge Road, Bethel, CT 06801 ("Davies"), James E. Dunn, an individual, having an address at 88 Hillcrest Avenue, Hawthorne, NJ 07506 ("Dunn"), (Davies and Dunn shall be referred to collectively herein as the "Flents stockholders"), PTI Holding Inc., a Delaware corporation, having an address c/o Protective Technologies International, Inc., One River Street, Hastings-on-Hudson, NY 10706 ("PTI"), and Flents Products Co., Inc., a Delaware corporation having an address c/o Protective Technologies International, Inc., One River Street, Hastings-on-Hudson, NY 10706 (the "Company") (PTI and the Company, together with other corporate affiliates, shall be referred to herein as the "PTI Companies").

                      W I T N E S S E T H :

     WHEREAS, PTI, the Company and Flents Products Co., Inc., a New York corporation, ("Flents") have entered into a Agreement and Plan of Merger dated as of July 25, 1997 (the "Merger Agreement"), pursuant to which the Company shall acquire from the shareholders of Flents all of the outstanding stock of Flents in exchange for cash and common stock of PTI and the Company shall assume the operations of Flents, as described in the Merger Agreement; and

     WHEREAS, pursuant to the Merger Agreement, the Company shall employ Davies and Dunn as executives of the Company; and

     WHEREAS, in order to preserve for the Company the goodwill of Flents to be acquired by the Company pursuant to the Merger Agreement, and the Flents stockholders have agreed not to compete with the Company, as described more fully herein,

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:

     Section 1. Restrictions. (a) The parties hereto confirm that the Flents stockholders are each aware of important business information (i) relating to the products, processes, designs and/or systems used by Flents and (ii) relating to the customers (including, without limitation, customer lists, call lists, prices and all data about customers) and employees, consultants, independent contractors and suppliers of Flents, which together constitutes the substantial portion of the goodwill of Flents acquired by the Company under the Merger Agreement. The parties hereto further confirm that it is reasonably necessary to protect and maintain Flent's goodwill, which the Company acquired pursuant to the Merger Agreement, and to prevent the usurpation by any of the Flents stockholders (or any Person (hereinafter defined) employing any of the Flents stockholders at a later date) of all or any portion of such goodwill, which was purchased by the Company, that Flents stockholders each agree, and accordingly each of the Flents stockholders does agree, that he will not directly or indirectly, for or on behalf of himself or any Person (hereinafter defined) at any time for a period of four year, in the case of Davies, and five years, in the case of Dunn, from the date hereof:

     (i) employ or otherwise obtain services from, or solicit or otherwise attempt to employ or otherwise obtain services from, or assist any Person in employing or otherwise obtaining services from or attempting to employ or otherwise obtain services from, any person who is then, or at any time during the preceding twelve months shall have been, in the employ of or otherwise retained by Flents; or

     (ii) solicit any individual who was a customer of Flents at any time during the two years prior to the date hereof to supply any product or service that was supplied by Flents or shall hereafter have been supplied by the PTI Companies, or to reduce, or cease to receive, the level of products or services that such customer had been receiving from Flents or that such customer shall have been receiving from the PTI Companies; or

     (iii) open or operate any business or assist in any way, directly or indirectly (as consultant, broker, officer, director, employee, independent contractor, financier, investor, or otherwise), any other Person in opening or operating any business that provides any product or service that was supplied by Flents at any time prior to the date hereof; or

     (iv) at any time negotiate for or enter into an agreement, understanding or arrangement, or otherwise cause or authorize any Person, to take any of the actions prohibited by clauses (i) through (iii) above.

As used herein, the term "Person" means any person, corporation, limited liability company, partnership or other entity.

     (b) Each of Flents stockholders acknowledges that he has been informed that it is the policy of the PTI Companies to maintain as secret and confidential all information (i) relating to the products, processes, designs and/or systems used by the PTI Companies and (ii) relating to the customers (including, without limitation, customer lists, call lists, prices and all data about customers) and employees, consultants, independent contractors and suppliers of the PTI Companies (all such information hereafter referred to as "Confidential Information"). Each of the Flents stockholders further acknowledges that such Confidential Information has been acquired pursuant to the Merger Agreement or assembled by the PTI Companies at great cost to the PTI Companies, through the expenditure of extensive resources of the PTI Companies over a long period and is of great value to the PTI Companies. The parties hereto recognize that the services to be performed by Davies and Dunn under employment agreements dated as of the date hereof, and by Low under a consulting agreement dated as of the date hereof, are special and unique, and that by reason of their involvement in Flents and their rendering services to the PTI Companies, each has and will acquire Confidential Information as aforesaid. The parties hereto confirm that it is reasonably necessary to protect the PTI Companies' goodwill that each of the Flents stockholders agree, and accordingly each of the Flents stockholders does agree, that he will not, directly or indirectly (except where authorized by either of the Board of Directors of the PTI Companies, for the benefit of either of the PTI Companies), for or on behalf of any of the Flents stockholders or any Person, at any time: (i) divulge to any Person other than the PTI Companies (hereinafter referred to collectively as a "third party"), or use or cause to authorize any third parties to use, any such Confidential Information, or any other information regarded as confiden-tial and valuable by the PTI Companies that he knows or should know is regarded as confidential and valuable by the PTI Companies (whether or not any of the foregoing information is actually novel or unique or is actually known to others and whether or not the Confidential Information is labeled as confidential or secret); or (ii) negotiate for or enter into any arrangement, contract or commitment to do any of the foregoing prohibited acts.

     Section 2. Injunctive Relief. Each of the Flents stockholders acknowledges that any breach or threatened breach by him of any provision of this Agreement will, because of the unique nature of the transaction which will take place pursuant to the Merger Agreement, cause irreparable harm to the PTI Companies and leave the PTI Companies without any adequate remedy at law and shall entitle the PTI Companies, in addition to any other legal remedies available to the PTI Companies, including offset for damages of any amounts owing from the PTI Companies to any of the Flents stockholders, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach without the need to specifically prove irreparable harm or the inadequacy of legal remedies or to post a bond in connection therewith.

     Section 3. Acknowledgement of Reasonableness. The Flents stockholders and the PTI Companies each acknowledges that the type and periods of restriction imposed herein are fair and reasonable and are reasonably required for the protection of the PTI Companies and the goodwill associated with the business of Flents and are given as an integral part of the acquisition by the PTI Companies of the business and goodwill of Flents.

     Section 4. Severability. The parties hereto understand and intend that: (a) each restriction agreed to by each of the Flents stockholders hereinabove shall be construed as separable and divisible from every other restriction; (b) the unenforceability, in whole or in part, of any such restriction in any one or more jurisdictions, shall not affect the enforceability of the remaining restrictions in such jurisdiction or jurisdictions or the enforceability of any restriction in other jurisdictions and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provisions were omitted; and (c) one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant.

     Section 5. Entire Agreement. This Agreement, together with the documents referred to herein and in the Merger Agreement, contains the entire agreement among the parties hereto and supersedes all prior arrangements or understandings.

     Section 6. Construction. The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement. Each of the parties to this Agreement participated in the drafting of this Agreement and the interpretation of any ambiguity contained in this Agreement will not be affected by the claim that a particular party drafted any provision hereof. Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.

     Section 7. Notices. All notices or other communications that are required or permitted hereunder shall be in writing and sufficient when delivered in accordance with the notice provisions under the Merger Agreement.

     Section 8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into, executed and to be performed wholly in such state.

     Section 9. Assignability. This Agreement shall not be assignable otherwise than by operation of law by any party hereto without the prior written consent of the other parties, and any purported assignment without such prior written consent shall be void, except that the PTI Companies may assign this Agreement to an affiliate or an entity purchasing all, or substantially all, of its assets.

     Section 10. Waivers and Amendments. Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing executed by the party against whom such waiver, amendment or supplementation is sought to be charged. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

     Section 11. Illegalities. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired, and in lieu of such provision determined to be invalid, illegal or unenforceable a new provision shall be automatically and without further action of the parties hereto substituted that is as similar as possible to such invalid, illegal or unenforceable provision to accomplish the intent and purpose thereof and still be valid, legal and enforceable. More particularly, if any provision hereof is determined by any court or other tribunal having jurisdiction thereof to be unenforceable because of the duration or scope thereof, then the duration or scope of such provision shall be automatically and without further action of the parties hereto reduced to the extent that in the judgment of such court or other tribunal would be necessary to render it enforceable.

     Section 12. Counterparts. This Agreement may be executed in multiple counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the undersigned corporations has caused this Agreement to be executed by its duly authorized officer, and each of Davies and Dunn has executed this Agreement as of the date first above written.

PTI HOLDING INC.                                 FLENTS PRODUCTS CO., INC., a
                                                 Delaware corporation



By:   /s/ Meredith W. Birrittella              By:   /s/ Meredith W. Birrittella
      Meredith W. Birrittella                        Meredith W. Birrittella
      Chief Executive Officer                           Secretary



 /s/ W. Thomas Davies
W. THOMAS DAVIES




 /s/ James E. Dunn
JAMES E. DUNN

                            EXHIBIT 6

                       CONSULTING AGREEMENT

     AGREEMENT dated as of August 5, 1997 between Flents Products Co., Inc., a Delaware corporation, having an office c/o 258 Dr. Martin Luther King Drive, Norwalk, CT 06854 ("the Company") and Stuart M. Low, an individual, with an address at 29 Grove Hill Road, Guilford, CT 06437 (the "Consultant").

                      W I T N E S S E T H :

     WHEREAS, PTI Holdings Inc., a Delaware corporation ("PTI"), the Company and Flents Products Co., Inc., a New York corporation, ("Flents") have entered into a Merger Agreement dated as of July 25, 1997, (the "Merger Agreement") pursuant to which the Company shall purchase all of the outstanding stock of Flents in exchange for cash and common stock of PTI and the Company shall assume the operations of Flents, as described in the Merger Agreement; and


     WHEREAS, the Company desires to retain the Consultant and the Consultant desires to provide his services to the Company, as more fully described herein,

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:

     1. Retention. The Company hereby retains the Consultant and the Consultant hereby accepts such engagement, subject to the terms and conditions hereinafter set forth.

     2. Term. The term hereunder shall be ten (10) years from the date hereof, unless terminated earlier in accordance with the terms hereof.

     3.   Duties.

          (a) The Consultant shall be available to the Company for his advice and expertise and upon reasonable notice from time to time the Company shall, when seeking the advice and expertise of the Consultant, put the matters on which it seeks his advice in writing and provide him with such relevant information as he may require in order to opine. The Consultant may elect to provide such advice orally or in writing, by telephone, by mail or in person at the offices of the Company and the Consultant agrees the Company shall provide appropriate transportation at its expense. In any event, the Consultant will not be obliged, except for the first three calendar months after the date hereof, to respond to requests from the Company for the Consultant's advice and expertise on more than four occasions in any one calendar month.

          (b) The Consultant shall serve the Company loyally, faithfully and to the best of his abilities, but shall not be required devote his full working time to the performance of his duties hereunder, provided that the will not, during the term hereof, engage in any business activity that interferes with the performance of his obligations under this Agreement.

     4.   Compensation and Benefits.

          (a) In consideration of the services to be rendered by the Consultant under Section 3 herein, the Company shall pay to the Consultant $12,000 annually, payable in equal monthly installments, subject to Sections 4(b), 4(c) and 7 and remainder of this Section 4(a) herein and shall provide to him, at the Company's expense, (i) the medical benefits provided to senior management to the extent set forth in Section 4(b) below, or (ii) such medical benefits as may be agreed upon by the Company and the Consultant, or (iii) such medical benefits as the Consultant specifies, provided that PTI shall pay for such benefits at its own cost up to the cost of clause 4(a)(i) above and shall pay any additional cost by reducing the Consultant's cash compensation, if available, and the Consultant shall himself pay any remaining cost.

      Each monthly payment shall be made without regard to the extent, or the absence, of services rendered by the Consultant, provided that the Consultant is not in material breach of the terms of this Agreement, and in addition the Company shall reimburse the Consultant for reasonable out-of-pocket expenses in connection with his duties, to the extent approved in advance by the Company.

          (b) The Consultant shall receive health insurance, as is made available to senior management-level employees of the Company, for the first four (4) years of the term hereof. Upon the fourth anniversary hereof, the Consultant may elect, in writing, to remain on the Company's health plan, but in such instance, the cost to the Company of the Consultant's health insurance coverage shall be deducted from the Consultant's compensation hereunder. In such case, if the cost to the Company of the Consultant's health insurance coverage is greater than the Consultant's compensation hereunder, the Consultant shall pay such difference to the Company.

          (c) On and after the fourth anniversary hereof, or in the event of his death before the fourth anniversary hereof, the Consultant or his widow may elect in writing to remain on the Company's health plan, or such other health plan as the parties hereto have agreed upon, for as long as the Consultant or his widow shall bear the cost to the Company for such health insurance. As long as consulting fees are due to the Consultant after the fourth anniversary hereof, the Company shall withhold from its payments to the Consultant an amount equal to the health plan costs. The Consultant hereby acknowledges that the Company in no way guarantees that Consultant or his widow shall qualify for such health insurance and the Company's health insurance provider, and not the Company, may make the final decision on eligibility of health plan participants. This Section 4(c) shall survive termination hereof.

     5.   Covenants.

          (a) The Consultant agrees that all work produced by him under this Agreement or otherwise for the Company shall be deemed to be a "work made for hire" as defined in the federal Copyright Act, Title 17 of the United States Code. Without further consideration, the Consultant hereby irrevocably assigns, transfers and sets over to the Company, its successors and assigns, all of the Consultant's right, title and interest in and to any and all developments, processes, discoveries, technologies and creations and all copyrightable and patentable works, materials and ideas (collectively "Inventions") and any improvement to any Invention, whether or not patentable, copyrightable or legally protectible or recognized as forms of property, and whether or not completed or used in practice, together with all information and data relating thereto (hereinafter "Proprietary Information") (including all designs, drawings, prints, patterns, sketches, ideas, inventions, improvements, writings and other works of authorship, theses, books, computer programs, lectures, illustrations, photographs, scientific and mathematical models, prints and any other subject matter that is or may become legally protectible or recognized as a form of property) that have been conceived, made or suggested, or may hereafter be conceived, made or suggested, either by the Consultant or by others with the assistance or other participation of the Consultant, and (i) on the Company's premises or during the Employee's usual working hours, or (ii) otherwise related to the business of the Company or any affiliate of the Company.

          (b) The Consultant shall disclose promptly to the Company any and all Inventions and Proprietary Information when conceived or made by the Consultant, and report promptly to the Company all information of which the Consultant may become aware during the term of employment with the Company that may be of benefit to the Company. During the period of his employment hereunder, the Consultant shall also disclose promptly to the Board of Directors of the Company all material Inventions relating to the business, products, or projects of the Company and/or involving the use of the Company's time, materials and/or facilities.

          (c) Upon request by the Company, the Consultant shall, without compensation other than the Consultant's usual and customary salary, bonus and benefits hereunder, execute all such assignments and other documents and perform all such acts necessary to enable the Company to obtain or uphold for its benefit patents or copyrights for, and other rights to, such Inventions and Proprietary Information relating thereto, which shall be owned by the Company, whether or not the Consultant is the inventor thereof.

     6.   Disability and Death.

          (a) If the Consultant shall have been unable fully to perform his duties hereunder due to disability for any 60 days during any twelve (12) consecutive months, as determined in good faith by the Board of Directors, then the Company may terminate the Consultant's engagement hereunder by written notice to the Consultant or his legal guardian, effective immediately upon delivery of such notice.

          (b) If the Consultant shall die during the term of this Agreement, the
Consultant's   engagement   hereunder  shall  terminate   immediately  upon  the
Consultant's death.

     7. Termination of Employment. The Company may at any time terminate the Consultant's engagement hereunder by written notice to the Consultant effective immediately upon delivery of such notice if:

          (i) the Consultant shall commit any act whether or not involving the Company that constitutes a felony in the jurisdiction involved; or

          (ii)  the Consultant engages in repeated substance abuse; or

          (iii) the Board of Directors, after due inquiry and providing the Consultant with a reasonable opportunity to be heard, shall have determined in good faith that the Consultant has committed wilful malfeasance or gross misconduct in his performance hereunder, or any material act of fraud or dishonesty against the Company.

     8.   Non-Disclosure of Confidential
          Information and Non-Competition.

          (a) The Consultant acknowledges that he has been informed that it is the policy of the Company to maintain as secret and confidential all information
(i) relating to the products, processes, technologies, inventions, designs and/or systems used by the Company and (ii) relating to the suppliers, customers and employees of the Company (all such information hereafter referred to as "Confidential Information"), and the Consultant further acknowledges that such Confidential Information is of great value to the Company. The parties hereto recognize that the services to be performed by the Consultant are special and unique, and that by reason of his employment by the Company, he has and will acquire Confidential Information as aforesaid. The parties hereto confirm that it is reasonably necessary to protect the Company's goodwill that the Consultant agree, and accordingly the Consultant does agree, that he will not directly or indirectly (except where authorized by the Board of Directors of the Company for the benefit of the Company), for or on behalf of himself or any Person (hereinafter defined):

               (i) at any time during his employment by the Company or after he ceases to be employed by the Company for any reason, divulge to any Person other than the Company (hereinafter referred to collectively as a "third party"), or use or cause to authorize any third parties to use, any such Confidential Information, or any other information regarded as confidential and valuable by the Company that he knows or should know is regarded as confidential and valuable by the Company (whether or not any of the foregoing information is actually novel or unique or is actually known to others and whether or not the Confidential Information is labelled as confidential); or

               (ii) at any time during his employment by the Company and for a period of one year after he ceases to be employed by the Company for any reason, act as or be an officer, director, stockholder, consultant or advisor, partner or employee of, or render any service for, or have any profit-sharing or other interest in, or lend money or make any other financial accommodation for or on behalf of, or undertake any business transaction with, any Person that engages in or is planning or preparing to engage in either direct competition with the Company or any corporate affiliate of the Company, or the business of providing, in any state where the Company or any corporate affiliate sells products or performs services, the same products and/or services as those provided by the Company or any corporate affiliate, except that he may hold securities that are part of a publicly traded class of securities (not in excess of 5% of the outstanding total of any class of such securities) in competitive concerns so long as he discloses such holding to the Company; or

               (iii) at any time during his employment by the Company and for a period of one year after he ceases to be employed by the Company for any reason, engage in or plan or prepare to engage in (A) competition with the Company or any corporate affiliate or (B) the business of providing, in any state where the Company or any corporate affiliate sells products or performs services, the same products and/or services as those provided by the Company or any corporate affiliate; or

               (iv) at any time during his employment by the Company and for a period of two years after he ceases to be employed by the Company for any reason, (A) attempt in any manner to solicit, or instruct, assist or provide any services in connection with the solicitation, from any Person that is, or shall have been after the date hereof, a client of the Company or PTI International, Inc. or any affiliate of the Company (a "Client") (except on behalf of the Company), or persuade, or attempt in any manner to persuade, any Client to cease doing business or to reduce the amount of business that any such Client has customarily done or contemplates doing with the Company or any affiliate of the Company, or (B) serve as an officer, director, employee, agent or consultant of, or otherwise render services to, or become or remain a creditor or equity interest holder in, any Person that accepts business competitive with the business of the Company from any such Client, whether or not the relationship between the Company and such Client was originally established in whole or in part through the efforts of the Consultant; or

               (v) at any time during his employment by the Company and for a period of two years after he ceases to be employed by the Company for any reason, employ or otherwise obtain services from, or solicit or otherwise attempt to employ or otherwise obtain services from, or assist any Person in employing or otherwise obtaining services from, or attempting to employ or otherwise obtain services from, any person who is then, or at any time during the preceding twelve months shall have been, in the employ of or retained by the Company and/or its affiliates; or

               (vi) at any time during his employment by the Company and the applicable period thereafter specified in each of the clauses above, negotiate for or enter into an agreement, understanding or arrangement, or otherwise cause or authorize any Person, to take any of the actions prohibited by such clause.

As used herein, the term "Person" means any person, corporation, limited liability company, partnership or other entity and the term "Client" shall mean
(i) anyone who is then a client of the Company or any of its affiliates, (ii) anyone who was a client of the Company at any time during the two-year period immediately preceding the alleged prohibited conduct, and (iii) any prospective client that shall have placed a purchase order with the Company. The expiration or termination for any reason of the restrictive covenants contained in this
Section 8(a) shall not in any manner modify, terminate or impair the restrictive covenants contained in the Non- Competition Agreement dated the date hereof between the Consultant and the Company.

          (b) The Consultant shall, upon the expiration of his employment by the Company for any reason, forthwith deliver up to the Company any and all drawings, notebooks, keys and other documents and materials, or copies thereof, in his possession or under his control that relate to any Confidential Information, including any of same that relate to any Invention relating to the business of the Company or any affiliate of the Company described in Section 5(a), or that are otherwise the property of the Company. This Section 8 and
Section 5(c) shall survive any expiration or other termination of this Agreement.

          (c) The Consultant agrees that any breach or threatened breach by him of any provision of this Section 8 will, because of the unique nature of the Consultant's services and the Confidential Information entrusted to him as aforesaid, cause irreparable harm to the Company and shall entitle the Company, in addition to any other legal remedies available to it, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach, without the need to show irreparable injury or to post any bond, which are hereby waived by the Consultant. The parties hereto understand and intend that each restriction agreed to by the Consultant hereinabove shall be construed as separable and divisible from every other restriction, and the unenforceability, in whole or in part, of any such restriction, in any jurisdiction, shall not affect the enforceability of such restriction in any other jurisdiction or of the remaining restrictions in any jurisdiction, and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant. The Consultant further acknowledges that the Company is relying upon such covenants as an inducement to provide the Consultant with employment and in connection therewith to permit the Consultant to have continued access to Confidential Information.

     9. Entire Agreement. This Agreement, together with the Merger Agreement and the documents and instruments referred to therein, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreement between the parties. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced. No action by either party shall be deemed a waiver of any right hereunder, and no waiver of any right at any time shall operate as a waiver of any other right or as a waiver of such right at any other time.

     10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto, except that this agreement may not be assigned by the Consultant.

     11. Governing Law. All matters concerning the validity and interpretation of and performance under this Agreement shall be governed by the laws of the State of New York.
     12. Designations and Notices. Whenever notice is required to be given by any party hereunder, such notice shall be deemed sufficient if given pursuant to the terms of the Merger Agreement.

     13. Severability. The invalidity or unenforceability of any particular provision of this Agreement in any jurisdiction shall not affect the other provisions hereof or such provision in other jurisdictions, and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision in such jurisdiction there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

     14. Construction. Throughout this Agreement, each pronoun shall be deemed to include the masculine, the feminine and the neuter, the singular and plural, and vice versa, where such meanings would be appropriate. The headings herein are inserted only as a matter of convenience and reference, and they in no way define, limit or describe the scope of this Agreement or the intent of any provisions thereof.

     15. Further Assurances. Each party shall execute such other documents and instruments as shall be requested by the other party in order fully to accomplish the purposes of this Agreement.

     16. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.


     IN WITNESS WHEREOF the Consultant has executed this Agreement and the Company has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

                              FLENTS PRODUCTS CO., INC.




/s/ Stuart M. Low                          By:   /s/ W. Thomas Davies
STUART M. LOW                                     W. Thomas Davies, President

                            EXHIBIT 7
                       EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT dated as of August 5, 1997 between W. Thomas Davies, an individual, having an address at 27 Quaker Ridge Road, Bethel, CT 06801 (the "Executive") and Flents Products Co., Inc., a Delaware corporation having an office at One River Street, Hastings-on-Hudson, NY 10706 (the "Company").

                      W I T N E S S E T H :

     WHEREAS, PTI Holding Inc., a Delaware corporation ("PTI"), the Company and Flents Products Co., Inc., a New York corporation, ("Flents") have entered into a Merger Agreement dated as of July 25, 1997, (the "Merger Agreement") pursuant to which the Company is acquiring all of the outstanding stock of Flents in exchange for cash and common stock of PTI and the Company shall assume the operations of Flents, as described in the Merger Agreement; and

     WHEREAS, pursuant to the Merger Agreement, the Company shall employ the Executive to serve as its President, as more fully described herein,

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:

     1. Employment. The Company hereby employs the Executive as its President, and the Executive hereby accepts such employment, subject to the terms and conditions hereinafter set forth, under the direction of the Chief Executive Officer and the Board of Directors of the Company.

     2. Term. The term of the Executive's employment hereunder shall be deemed to have commenced on June 1, 1997, and shall continue thereafter for a period of four (4) years, unless terminated earlier in accordance with the terms hereof.

     3.   Duties.

          (a) The duties of the Executive shall be predominantly executive in nature. The Executive shall serve the Company loyally, faithfully and to the best of his abilities and shall devote his full working time and efforts to the performance of his duties hereunder. The Executive shall be available for travel as the needs of the business of the Company require.

          (b) The Executive agrees that he will not, during the term of this Agreement, engage in any business activity that interferes with the performance of his obligations under this Agreement.

     4.   Compensation and Benefits.

          (a) In consideration of the services to be rendered by the Executive hereunder, the Company shall pay to the Executive, and he shall accept, base salary payable biweekly or monthly in accordance with the Company's standard practices, at an annual rate of not less than $180,000 plus $12,500. Increases to the Executive's base salary shall be determined annually by the Board of Directors of the Company. Within 30 days of the closing of the merger contemplated under the Merger Agreement (the "Closing"), the Executive shall receive an amount equal to the difference between his base salary paid by Flents from June 1, 1997 through the Closing and his base salary payable hereunder. The Executive hereby acknowledges that he is due no additional compensation by Flents, except as provided herein.

          (b) The Executive shall receive health insurance equal to such benefits as are made available to management-level employees of PTI. If the Executive chooses to be included on his spouse's health insurance plan, then the Company shall pay the Executive the amount it would have paid to include the Executive on the Company's health plan. The Executive shall be included on PTI's 401(k) pension plan, when and if such plan is adopted by PTI for all employees. On or about September 1, 1997 and annually thereafter, the Company shall reimburse the Executive for his costs in maintaining a life insurance policy on the life of the Executive up to an amount not to exceed $1,000 annually. The Executive shall receive the number of paid vacation/personal/ sick days indicated on Exhibit B annexed hereto, based on October 15, 1984 as the date hired, which days may be taken at any time, subject to the Company's prior approval, which shall not be unreasonably withheld or delayed.

          (c) The Executive shall receive long-term disability insurance of disability benefits under the Company's disability plan, which shall generally have the following provisions: 60% of his base salary, as described in Section 4(a) herein commencing 180 days after the onset of the disability, provided, however, that such payment shall not exceed $5,000 monthly. On condition that the Executive is an employee of the Company at the time of the onset of disability, such benefit will continue for the period of time indicated on Exhibit C annexed hereto, based on the Executive's age when the disability began. The Company shall reimburse the Executive annually in the amount of $1,082.00 for his cost to obtain additional disability coverage.

          (d) The Executive shall receive $8,400 per year as a cash allowance for a car or other related expenses.

          (e) The Executive shall receive, upon vesting, options to purchase an aggregate of 40,000 shares of common stock of PTI. Such options shall vest at the rate of 10,000 per year on the last calendar day of each year beginning
December 31, 1997 and concluding on December 31, 2000, unless the Executive voluntarily resigns or this Agreement is terminated under Section 6 hereof or the Executive is terminated for cause under Section 7 herein prior to the date of vesting. The exercise price of the options to purchase 10,000 shares which will vest on December 31, 1997 shall be $9.00 per share, the exercise price of the options to purchase 10,000 shares which will vest on December 31, 1998 shall be $10.00 per share, the exercise price of the options to purchase 10,000 shares which will vest on December 31, 1999 shall be $11.00 per share, and the exercise price of the options to purchase 10,000 shares which will vest on December 31, 2000 shall be $12.00 per share. In the event of a stock dividend, stock split-up, reverse stock split or share combination after the effective date hereof, the Board of Directors of PTI shall make a proportionate increase or decrease in the number of shares and option price, as shall give proper effect to such event. The Options shall be in the form of the Company's standard employee stock option as set forth on Exhibit A hereto and shall have a term of 5 years from the date of vesting.

          (f) In addition to the options described in Section 4(e) herein, the Executive shall receive additional options (unless the Executive voluntarily resigns or this Agreement is terminated under Section 6 hereof or the Executive is terminated for cause under Section 7 herein prior to the date of vesting), based on net revenues and income from operations of the Company as follows:

               (i) For the Combined Period (as hereinafter defined), the Executive shall receive options to purchase an aggregate of 5,000 shares of common stock of PTI at an exercise price of $10.00 per share if the combined Net Revenues (hereinafter defined) exceed $6,400,000 for Flents for the period beginning December 1, 1996 and ending May 31, 1997 and for the Company beginning June 1, 1997 and ending November 30, 1997 (collectively, the "Combined Period") and the Company has Income from Operations (hereinafter defined) of 12.9% of Net Revenues or greater for the Combined Period, provided, however, that such options shall be reduced equitably by an amount equal to any cash or other compensation received as a bonus (except for the bonus received as a Christmas bonus, regularly given the employees of Flents) for the fiscal year ending November 30, 1997 paid to the Executive by Flents.

               (ii) For the fiscal year ending December 31, 1998, the Executive shall receive options to purchase an aggregate of 5,000 shares of common stock of PTI at an exercise price of $11.00 per share if the Company's Net Revenues exceed $7,000,000 for such fiscal year and the Company has an Income from Operations of 12.9% of Net Revenues or greater.

               (iii) For the fiscal year ending December 31, 1999, the Executive shall receive options to purchase an aggregate of 5,000 shares of common stock of PTI at an exercise price of $12.00 per share if the Company's Net Revenues exceed $7,700,000 for such fiscal year and the Company has an Income from Operations of 12.9% of Net Revenues or greater.

               (iv) For the fiscal year ending December 31, 2000, the Executive shall receive options to purchase an aggregate of 5,000 shares of common stock of PTI at an exercise price of $13.00 per share if the Company's Net Revenues exceed $8,500,000 for such fiscal year and the Company has an Income from Operations of 12.9% of Net Revenues or greater.

"Net Revenues" shall equal gross revenues less returns, refunds, bad debt, cooperative advertising, slotting charges, sales allowances and other credits. "Income from Operations" shall be defined as that term is defined by generally accepted accounting principles, consistently applied. Net Revenues and Income from Operations shall be determined finally by the certified public accountants regularly retained by the Company. The options described in this Section 4(f) shall be in the same form as the options described in Section 4(e) and shall vest retroactively as of the last day of each year if the target is achieved as indicated on the Company's financial statements for such year.

          (g) Notwithstanding any provision of this Agreement to the contrary, if the Executive's employment shall terminate for any reason prior to the end of the term hereof, other than those reason listed in Section 7 herein, the Company shall pay to the Executive, or the principal beneficiary named in the Executive's life insurance policy within 30 days after the date of termination, $1,041.67 for each of the complete months then remaining in the term of this Agreement.

     5.   Covenants.

          (a) The Executive agrees that all work produced by him under this Agreement or otherwise for the Company shall be deemed to be a "work made for hire" as defined in the federal Copyright Act, Title 17 of the United States Code. Without further consideration, the Executive hereby irrevocably assigns, transfers and sets over to the Company, its successors and assigns, all of the Executive's right, title and interest in and to any and all developments, processes, discoveries, technologies and creations and all copyrightable and patentable works, materials and ideas (collectively "Inventions") and any improvement to any Invention, whether or not patentable, copyrightable or legally protectible or recognized as forms of property, and whether or not completed or used in practice, together with all information and data relating thereto (hereinafter "Proprietary Information") (including all designs, drawings, prints, patterns, sketches, ideas, inventions, improvements, writings and other works of authorship, theses, books, computer programs, lectures, illustrations, photographs, scientific and mathematical models, prints and any other subject matter that is or may become legally protectible or recognized as a form of property) that have been conceived, made or suggested, or may hereafter be conceived, made or suggested, either by the Executive or by others with the assistance or other participation of the Executive, and (i) on the Company's premises or during the Employee's usual working hours, or (ii) otherwise related to the business of the Company or any affiliate of the Company.

          (b) The Executive shall disclose promptly to the Company any and all Inventions and Proprietary Information when conceived or made by the Executive, and report promptly to the Company all information of which the Executive may become aware during the term of employment with the Company that may be of benefit to the Company. During the period of his employment hereunder, the Executive shall also disclose promptly to the Board of Directors of the Company all material Inventions relating to the business, products, or projects of the Company and/or involving the use of the Company's time, materials and/or facilities.

          (c) Upon request by the Company, the Executive shall, without compensation other than the Executive's usual and customary salary, bonus and benefits hereunder, execute all such assignments and other documents and perform all such acts necessary to enable the Company to obtain or uphold for its benefit patents or copyrights for, and other rights to, such Inventions and Proprietary Information relating thereto, which shall be owned by the Company, whether or not the Executive is the inventor thereof.

     6.   Disability and Death.

          (a) If the Executive, due to physical or mental disability or incapacity, shall have been unable fully to perform his duties hereunder for any 180 days during any twelve (12) consecutive months, as determined in good faith by the Board of Directors, then the Company may terminate this Agreement and the Executive's employment hereunder by written notice to the Executive or his legal guardian, effective immediately upon delivery of such notice.

          (b) If the Executive shall die during the term of this Agreement, this Agreement and the Executive's employment hereunder shall terminate immediately upon the Executive's death.

     7. Termination of Employment For Cause. The Company may at any time terminate this Agreement and the Executive's employment hereunder by written notice to the Executive effective immediately upon delivery of such notice if:

          (a) the Executive shall commit any act whether or not involving the Company that constitutes a felony in the jurisdiction involved; or

          (b)  the Executive engages in repeated substance abuse; or

          (c) the Board of Directors, after due inquiry and providing the Executive with a reasonable opportunity to be heard, shall have determined in good faith that the Executive committed wilful malfeasance or gross misconduct in his performance hereunder, or any material act of fraud or dishonesty against the Company; or

          (d) the Executive shall have committed a material breach of this Agreement; or

          (e) the Executive shall have refused to obey a directive of the Board of Directors to perform an act that the Executive is or should be able to perform and that is not illegal or unethical for 30 days after receipt of a written directive to perform such act.

     8.   Non-Disclosure of Confidential
          Information and Non-Competition.

          (a) The Executive acknowledges that he has been informed that it is the policy of the Company to maintain as secret and confidential all information
(i) relating to the products, processes, technologies, inventions, designs and/or systems used by the Company and (ii) relating to the suppliers, customers and employees of the Company (all such information hereafter referred to as "Confidential Information"), and the Executive further acknowledges that such Confidential Information is of great value to the Company. The parties hereto recognize that the services to be performed by the Executive are special and unique, and that by reason of his employment by the Company, he has and will acquire Confidential Information as aforesaid. The parties hereto confirm that it is reasonably necessary to protect the Company's goodwill that the Executive agree, and accordingly the Executive does agree, that he will not directly or indirectly (except where authorized by the Board of Directors of the Company for the benefit of the Company), for or on behalf of himself or any Person (hereinafter defined):

               (i) at any time during his employment by the Company or for a period of five (5) years after he ceases to be employed by the Company for any reason, divulge to any Person other than the Company (hereinafter referred to collectively as a "third party"), or use or cause to authorize any third parties to use, any such Confidential Information, or any other information regarded as confidential and valuable by the Company that he knows or should know is regarded as confidential and valuable by the Company (whether or not any of the foregoing information is actually novel or unique or is actually known to others and whether or not the Confidential Information is labelled as confidential); or

               (ii) at any time during his employment by the Company and for a period of one year after he ceases to be employed by the Company for any reason, act as or be an officer, director, stockholder, consultant or advisor, partner or employee of, or render any service for, or have any profit-sharing or other interest in, or lend money or make any other financial accommodation for or on behalf of, or undertake any business transaction with, any Person that engages in or is planning or preparing to engage in either direct competition with the Company or any corporate affiliate of the Company, or the business of providing, in any state where the Company or any corporate affiliate sells products or performs services, the same products and/or services as those provided by the Company or any corporate affiliate, except that he may hold securities that are part of a publicly traded class of securities (not in excess of 5% of the outstanding total of any class of such securities) in competitive concerns so long as he discloses such holding to the Company; or

               (iii) at any time during his employment by the Company and for a period of one year after he ceases to be employed by the Company for any reason, engage in or plan or prepare to engage in (A) competition with the Company or any corporate affiliate or (B) the business of providing, in any state where the Company or any corporate affiliate sells products or performs services, the same products and/or services as those provided by the Company or any corporate affiliate; or

               (iv) at any time during his employment by the Company and for a period of two years after he ceases to be employed by the Company for any reason, (A) attempt in any manner to solicit, or instruct, assist or provide any services in connection with the solicitation, from any Person that is, or shall have been after the date hereof, a client of the Company or Protective Technologies International Inc. or any other affiliate of the Company (a "Client") (except on behalf of the Company), or persuade, or attempt in any manner to persuade, any Client to cease doing business or to reduce the amount of business that any such Client has customarily done or contemplates doing with the Company or any affiliate of the Company, or (B) serve as an officer, director, employee, agent or consultant of, or otherwise render services to, or become or remain a creditor or equity interest holder in, any Person that accepts business competitive with the business of the Company from any such Client, whether or not the relationship between the Company and such Client was originally established in whole or in part through the efforts of the Executive; or

               (v) at any time during his employment by the Company and for a period of two years after he ceases to be employed by the Company for any reason, employ or otherwise obtain services from, or solicit or otherwise attempt to employ or otherwise obtain services from, or assist any Person in employing or otherwise obtaining services from, or attempting to employ or otherwise obtain services from, any person who is then, or at any time during the preceding twelve months shall have been, in the employ of or retained by the Company and/or its affiliates; or

               (vi) at any time during his employment by the Company and the applicable period thereafter specified in each of the clauses above, negotiate for or enter into an agreement, understanding or arrangement, or otherwise cause or authorize any Person, to take any of the actions prohibited by such clause.

As used herein, the term "Person" means any person, corporation, limited liability company, partnership or other entity and the term "Client" shall mean
(i) anyone who is then a client of the Company or any of its affiliates, (ii) anyone who was a client of the Company at any time during the two-year period immediately preceding the alleged prohibited conduct, and (iii) any prospective client that shall have placed a purchase order with the Company. The expiration or termination for any reason of the restrictive covenants contained in this
Section 8(a) shall not in any manner modify, terminate or impair the restrictive covenants contained in the Non-Competition Agreement dated the date hereof between the Executive and the Company.

          (b) The Executive shall, upon the expiration of his employment by the Company for any reason, forthwith deliver up to the Company any and all drawings, notebooks, keys and other documents and materials, or copies thereof, in his possession or under his control that relate to any Confidential Information, including any of same that relate to any Invention relating to the business of the Company or any affiliate of the Company described in Section 5(a), or that are otherwise the property of the Company. In addition, the Executive shall delete all copies on magnetic disk, computer hard drive or other electronic or digital medium in his possession and shall supply a certificate signed by him confirming the destruction of all such files. This Section 8 and
Section 5(c) shall survive any expiration or other termination of this Agreement.

          (c) The Executive agrees that any breach or threatened breach by him of any provision of this Section 8 will, because of the unique nature of the Executive's services and the Confidential Information entrusted to him as aforesaid, cause irreparable harm to the Company and shall entitle the Company, in addition to any other legal remedies available to it, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach, without the need to show irreparable injury or to post any bond, which are hereby waived by the Executive. The parties hereto understand and intend that each restriction agreed to by the Executive hereinabove shall be construed as separable and divisible from every other restriction, and the unenforceability, in whole or in part, of any such restriction, in any jurisdiction, shall not affect the enforceability of such restriction in any other jurisdiction or of the remaining restrictions in any jurisdiction, and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant. The Executive further acknowledges that the Company is relying upon such covenants as an inducement to provide the Executive with employment and in connection therewith to permit the Executive to have continued access to Confidential Information.

     9. Entire Agreement. This Agreement, together with the Merger Agreement and the documents and instruments referred to therein, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreement between the parties, including, without limitation, the employment agreement dated November 25, 1995 between the Executive and Flents, containing a stay-put incentive. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced; provided, however, that the Executive's compensation may be increased at any time by the Company without in any way affecting any of the other terms and conditions of this Agreement, which in all other respects shall remain in full force and effect. No action by either party shall be deemed a waiver of any right hereunder, and no waiver of any right at any time shall operate as a waiver of any other right or as a waiver of such right at any other time.

     10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto, except that this agreement may not be assigned by the Executive, or by the Company except to an affiliate of the Company, in which case the Company shall remain liable for all of its obligations hereunder.

     11. Governing Law. All matters concerning the validity and interpretation of and performance under this Agreement shall be governed by the laws of the State of New York, except with respect to its conflict of laws provisions.

     12. Designations and Notices. Whenever notice is required to be given by any party hereunder, such notice shall be deemed sufficient if given pursuant to the terms of the Merger Agreement.

     13. Severability. The invalidity or unenforceability of any particular provision of this Agreement in any jurisdiction shall not affect the other provisions hereof or such provision in other jurisdictions, and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision in such jurisdiction there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

     14. Construction. Throughout this Agreement, each pronoun shall be deemed to include the masculine, the feminine and the neuter, the singular and plural, and vice versa, where such meanings would be appropriate. The headings herein are inserted only as a matter of convenience and reference, and they in no way define, limit or describe the scope of this Agreement or the intent of any provisions thereof.

     15. Further Assurances. Each party shall execute such other documents and instruments as shall be requested by the other party in order fully to accomplish the purposes of this Agreement.

     16. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Executive has executed this Agreement and the Company has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

                                   FLENTS PRODUCTS CO., INC.




  /s/ W. Thomas Davies            By:   /s/ Meredith W. Birrittella
W. THOMAS DAVIES                        Meredith W.Birrittella, Secretary


Agreed to as to Sections 4(b), (e) and (f):

PTI HOLDING INC.




By:  /s/ Meredith W. Birrittella
     Meredith W. Birrittella
     Chief Executive Officer

                     EXHIBIT A to EXHIBIT 7

                 INCENTIVE STOCK OPTION AGREEMENT

          AGREEMENT   dated  ,  1997  between  PTI  Holding   Inc.,  a  Delaware
corporation (the "Company"), and W. Thomas Davies, an individual with an address at 27 Quaker Ridge Road, Bethel, CT 06801 (the "Optionee").

                      W I T N E S S E T H :

          WHEREAS, the Company desires, in connection with the services to be rendered by the Optionee in connection with his employment at an affiliate of the Company, to provide the Optionee with an opportunity to acquire Common Stock, par value $.01 per share ("Common Stock"), of the Company on favorable terms and thereby increase his proprietary interest in the progress and success of the business of the Company and its affiliates; and

          WHEREAS, on 1997 (the "Date of Grant") the Company authorized the grant to the Optionee of an option intended to be an incentive stock option ("Incentive Stock Option") as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to purchase shares of the authorized but unissued Common Stock, pursuant to the Company's 1994 Joint Incentive and Non-Qualified Stock Option Plan (the "Plan"), upon the terms and conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Optionee hereby agree as follows:

          1. Confirmation of Grant of Option. Pursuant to a determination by the Board of Directors of the Company made by unanimous written consent on the Date of Grant, the Company, subject to the terms of this Agreement, and the performance by Optionee of Optionee's obligations in accordance with the Optionee's employment hereby confirms that the Optionee has been granted effective 1997, as a matter of separate inducement and agreement, and in addition to and not in lieu of other compensation for services, the right to purchase (hereinafter referred to as the "Option") a maximum aggregate of ( ) shares (the "Shares") of Common Stock of the Company on the terms and conditions set forth, subject to adjustment as provided in Section 9 hereof.

     2. Vesting of Option. The Option shall vest as follows: on .

     3. Purchase Price. The purchase price of the shares of Common Stock covered by the Option will be $ per share, subject to adjustment as provided in Section 9 hereof.

          4.  Exercise of Option.

               (a) The Option shall become exercisable as and to the extent vested in accordance with Section 2.

               (b) The Option may be exercised in integral multiples of 1,000 shares subject to the Option by notice and payment to the Company as provided in Sections 11 and 16 hereof.

          5.  Term of Option.

               (a) The term of the Option shall be a period of five (5) years from the date such Option vested, as provided for in Section 2, subject to earlier termination or cancellation as provided herein.

               (b) The holder of the Option will not have any rights to dividends or any other rights of a stockholder with respect to any shares of Common Stock subject to the Option until such shares have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) provided that the date of issuance shall not be earlier than the Closing Date (as hereinafter defined) with respect to such shares pursuant to Section 11 hereof, upon purchase of such shares upon exercise of the Option.

          6. Non-transferability of Option. The Option shall not be transferable otherwise than by will, or by the laws of descent and distribution, and the Option may be exercised during the lifetime of the Optionee only by him. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or other process. Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of this Agreement, or any levy of execution, attachment or other process attempted upon the Option, shall be null and void and without effect. Any attempt to make such assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make such levy of execution, attachment or other process shall cause the Option to terminate immediately upon the happening of any such event if the Board of Directors of the Company, at any time, should, in its sole discretion, so elect, by written notice to the Optionee or to the person or persons then entitled to exercise the Option under the provisions hereof; provided, however, that any such termination of the Option under the foregoing provisions of this section 6 will not prejudice any rights or remedies that the Company or any affiliate or subsidiary thereof may have under this Agreement or otherwise.

          7.  Exercise upon Cessation of Employment.

                    (a) If the Optionee ceases to serve as an employee or director of the Company or any affiliate or subsidiary thereof by reason of his discharge for cause, as determined in good faith by the Board of Directors of the Company, or by reason of the voluntary resignation of the Optionee, then the Option shall forthwith terminate. If, however, the Optionee for any other reason (except disability or death) ceases to serve, then the Option may, subject to the provisions of Section 6 hereof, be exercised to the same extent the Optionee would have been entitled under Section 2 hereof to exercise the Option on the day immediately preceding the date of such cessation, at any time within three months after such cessation, at the end of which period the Option shall terminate. In any event the Option may not be exercised after the expiration of the term provided in Section 5 hereof.

                    (b) The Option shall not be affected by any change of duties of the Optionee so long as he continues to serve as an employee or director of the Company or any affiliated corporation or subsidiary thereof. If the Optionee is granted a temporary leave of absence, such leave of absence will be deemed a continuation of his service to the Company or any affiliate or subsidiary thereof for the purposes of this Agreement only if and so long as the Company in its sole discretion consents thereto. Retirement, whether or not pursuant to any retirement or pension plan of the Company or any affiliate or subsidiary thereof, shall be deemed to be a cessation of service with written consent for all purposes of this Agreement.

                    (c) Any termination of this Option by reason of cessation of service, whether under this Section 7 or Section 8, shall be without prejudice to any rights or remedies that the Company or any affiliated corporation or subsidiary thereof may have against the Optionee hereunder or otherwise.

          8.  Exercise upon Death or Disability.

                    (a) If the Optionee dies while he is serving as an employee or director of the Company or any affiliated corporation or any subsidiary thereof or within three months after he has ceased such service (provided such cessation was not due to the Optionee's having resigned voluntarily or been discharged for cause), during which period he would have been entitled to exercise the Option under the provisions of Section 7 hereof, the Option may, subject to the provisions of Section 6 hereof, be exercised to the extent the Optionee would have been entitled under Section 2 hereof to exercise the Option on the day preceding the date of his death, by the estate of the Optionee or by the person or persons (including the estate of any such person or persons who have died) who acquire the right to exercise the Option by bequest or inheritance at any time within the period ending one year after the death of the Optionee, at the end of which period the Option shall terminate. In any event the Option may not be exercised after the expiration of the term provided in
Section 5 hereof.

                    (b) If the service of the Optionee for the Company or any affiliated corporation or any subsidiary thereof is terminated by reason of "disability", the Option may, subject to the provisions of Section 6 hereof, be exercised to the extent the Optionee would have been entitled under Section 2 hereof to exercise the Option on the day preceding the date of his "disability," at any time within the period ending one year after the "disability" of the Optionee, at the end of which period the Option shall terminate. In any event the Option may not be exercised after the expiration of the term provided in
Section 5 hereof.

                    (c) A temporary disability may in the sole discretion of the Board of Directors or the Committee, as the case may be, be deemed hereunder to be a continuation of service for the Company or any affiliate or subsidiary thereof if such disability lasts less than 90 days, or, in the case of a disability longer than 90 days, if the Company in its sole discretion contractually guarantees the Optionee's right to return to work after such disability.

          9. Adjustments. In the event of a stock dividend, stock split-up, share combination, exchange of shares, re-capitalization, merger, consolidation, acquisition or disposition of property or shares, reorganization, liquidation, stock sale or option grant below market price or the exercise price hereof, or other similar changes or transactions of or by the Company after the Date of Grant, the Board of Directors of the Company shall make (or shall undertake to have the Board of Directors of any corporation that merges with, or acquires the assets of, the Company make) such adjustment of the number or class of shares then covered by the Option, or of the option price, or both, as it shall, in its sole discretion, deem appropriate to give proper effect to such event; provided, however, that no such adjustment shall be made so as to constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code.

          10. Registration. The shares of Common Stock subject hereto and issuable upon the exercise hereof may not be registered under the Securities Act of 1933, as amended (the "Act"), and, if required upon the request of counsel to the Company, the Optionee shall give a representation as to his investment intent and other matters with respect to such shares prior to their issuance as set forth in Section 11 hereof.

          11.  Method of Exercise of Option.

               (a) Subject to the terms and conditions of this Agreement, the Option shall be exercisable by notice and payment to the Company in accordance with the procedure prescribed herein. Each notice shall:

(i) state the election to exercise the Option and the number of shares in respect of which it is being exercised;

(ii) contain a representation and agreement as to investment intent and other matters, if required by counsel to the Company with respect to such shares, in form satisfactory to counsel for the Company; and

(iii)be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel of the Company, of the right of such person or persons to exercise the Option.

               (b) Upon receipt of such notice, the Company shall specify, by written notice to the Optionee, a date and time (such date and time being herein called the "Closing Date") and place for payment of the full purchase price of such shares. The closing date shall not be more than fifteen days from the date the notice of exercise is received by the Company unless another date is agreed upon by the Company and the Optionee or is required upon advise of counsel of the Company in order to meet the requirements of Section 12 hereof.

               (c) Payment of the purchase price of any shares of Common Stock, in respect of which the Option shall be exercised, shall be made by the Optionee at a place specified by the Company on or before the Closing Date by delivering to the Company a certified or bank cashier's check payable to the order of the Company. The Option shall be deemed to have been exercised with respect to any particular shares of Common Stock, if, and only if, the preceding provisions of this Section 11 and the provisions of Section 12 hereof shall have been complied with, in which event the Option shall be deemed to have been exercised on the Closing Date. Anything in this agreement to the contrary notwithstanding, any notice of exercise given pursuant to the provisions of this Section 11 shall be void and of no effect if all the preceding provisions of this Section 11 and the provisions of Section 12 shall not have been complied with. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the Optionee or, if the Optionee so requests in the notice exercising the Option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship, and shall be delivered on the Closing Date to the Optionee at the place specified for the closing, but only upon compliance with all of the provisions of this Agreement. If the Optionee fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon tender or delivery thereof on the Closing date, his right to exercise the Option with respect to such undelivered shares may be terminated in the sole discretion of the Board of Directors of the Company. The Option may be exercised only with respect to full shares.


          12. Approval of Counsel. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Company's counsel of all legal matters in connection therewith, including compliance with the requirements of the Act and the rules and regulations thereunder, and the requirements of any stock exchange or market upon which the Common Stock may then be listed.

          13.  Resale of Common Stock.

               (a) Upon any sale or transfer of the Common Stock purchased upon exercise of the Option, unless such shares are registered under the Act, the Optionee shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that such common stock may be sold without violating
Section 5 of said Act.

               (b) Unless registered under the Act, the Common Stock issued upon exercise of the Option shall bear the following legend if required by counsel for the Company:

                 THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

          14. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available such number of shares of the class of stock then subject to the Option as will be sufficient to satisfy the requirements of this Agreement.

          15. Limitation of Action. The Optionee and the Company each acknowledge that every right of action accruing to him or it, as the case may be, and arising out of or in connection with this Agreement against the Company or an affiliated corporation or subsidiary thereof, on the one hand, or the Optionee, on the other hand, shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

          16. Notices. Each notice relating to this Agreement shall be in writing and delivered in person or by certified or registered mail, return receipt requested, or by nationally recognized overnight courier service providing for a signed return receipt, to the proper address. All notices to the Company shall be addressed to it at 1 River Street, Hastings-on-Hudson, NY 10706. All notices to the Optionee shall be addressed to the Optionee at the Optionee's address above specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect, effective upon actual receipt thereof.

          17. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon the Optionee's heirs, legal representatives and successors.

          18. Severability. In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be constructed as if such illegal or unenforceable provision or provisions had not been inserted.

          19.  Plan Governs Conflicts.

               (a) In the event of a conflict between the provisions of the Plan and the Provisions of this Agreement, the provisions of the Plan, specifically provisions governing incentive stock options, shall in all respects be controlling.

               (b) It is the intent of the Company that the Options shall be treated as incentive stock options as set forth in Section 422 of the Code. Compliance by the Optionee with the various provisions of Section 422 entitles the Optionee to tax treatment upon the exercise of Options as set forth in
Section 421 of the Code. If any provision of this Agreement does not comply with the requirements of Section 422 as then applicable to any transaction, such provision will be construed or deemed to be amended to the extent necessary to conform to the applicable requirements of Section 422 so that the Optionee will be entitled to tax treatment in accordance with Section 421 of the Code.

          20. Governing Law. This Agreement will be construed and governed in accordance with the laws of the State of New York.
          21. No Implied Employment Agreement. Neither the Plan nor this Agreement shall be construed as giving the Optionee any right to be employed by the Company or any of its subsidiaries or affiliates or interfering in any way with the right of the Company or any of its subsidiaries or affiliates from terminating the employment of the Optionee.



          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.


                         PTI HOLDING INC.



                         By:
                               Meredith Birrittella, President





                             Name: W. THOMAS DAVIES

                      EXHIBIT B to EXHIBIT 7

                       Vacation Eligibility

Length of Service                       Vacation Days
Less than five years                       10 days
Five years to ten years                    15 days

Thereafter, accrue one additional day of vacation for each additional year of service, to a maximum of twenty-five vacation days.

                      EXHIBIT C to EXHIBIT 7

                    Disability Benefit Period

Executive's Age When
Disability Begins                       Maximum Benefit Period
younger than 60                         to age 65
60                                 five years
61                                 four years
62                                 42 months
63                                 36 months
64                                 30 months
65                                 24 months
66                                 21 months
67                                 18 months
68                                 15 months
age 69 and over                    12 months

                            EXHIBIT 8

                       EMPLOYMENT AGREEMENT

     EMPLOYMENT AGREEMENT dated as of August 5, 1997 between James E. Dunn, an individual, having an address at 88 Hillcrest Avenue, Hawthorne, NJ 07506 (the "Executive") and Flents Products Co., Inc., a Delaware corporation having an office at One River Street, Hastings-on-Hudson, NY 10706 (the "Company").

                      W I T N E S S E T H :

     WHEREAS, PTI Holding Inc., a Delaware corporation ("PTI"), the Company and Flents Products Co., Inc., a New York corporation, ("Flents") have entered into a Merger Agreement dated as of July 25, 1997 (the "Merger Agreement") pursuant to which the Company is acquiring all of the outstanding stock of Flents in exchange for cash and common stock of PTI and the Company shall assume the operations of Flents, as described in the Merger Agreement; and

     WHEREAS, pursuant to the Merger Agreement, the Company shall employ the Executive to serve as its Vice President of Sales, as more fully described herein,

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree hereby as follows:

     1. Employment. The Company hereby employs the Executive as its Vice President of Sales, and the Executive hereby accepts such employment, subject to the terms and conditions hereinafter set forth, under the direction of the Chief Executive Officer and the Board of Directors of the Company.

     2. Term. The term of the Executive's employment hereunder shall be deemed to have commenced on June 1, 1997, and shall continue thereafter for a period of five (5) years, unless terminated earlier in accordance with the terms hereof.

     3.   Duties.

          (a) The duties of the Executive shall be predominantly executive in nature. The Executive shall serve the Company loyally, faithfully and to the best of his abilities and shall devote his full working time and efforts to the performance of his duties hereunder. The Executive shall be available for travel as the needs of the business of the Company require.

          (b) The Executive agrees that he will not, during the term of this Agreement, engage in any business activity that interferes with the performance of his obligations under this Agreement.

     4.   Compensation and Benefits.

          (a) In consideration of the services to be rendered by the Executive hereunder, the Company shall pay to the Executive, and he shall accept, base salary payable biweekly or monthly in accordance with the Company's standard practices, of not less than $108,000 annually. Increases to the Executive's base salary shall be determined annually by the Board of Directors of the Company. The Executive's year-end bonus shall be determined annually by the Board of Directors of the Company, in accordance with Section 4(e) herein. Within 30 days of the closing of the merger contemplated under the Merger Agreement (the "Closing"), the Executive shall receive an amount equal to the difference between his base salary paid by Flents from June 1, 1997 through the Closing and his base salary payable hereunder. The Executive hereby acknowledges that he is due no additional compensation by Flents, except as provided herein.

          (b) The Executive shall receive health insurance, equal to such benefits as are made available to management-level employees of PTI. If the Executive chooses to be included on his spouse's health insurance plan, then the Company shall pay the Executive the amount it would have paid to include the Executive on the Company's health plan. The Executive shall be included on PTI's 401(k) pension plan, when and if such plan is adopted by PTI for all employees. The Company shall provide, or, in the sole discretion of the Company, shall reimburse the Executive for, a term life insurance policy in the amount of $125,000 on the life of the Executive, with the Executive's heirs as the beneficiaries of such life insurance policy up to an amount not to exceed $300 annually. The Executive shall receive the number of paid vacation/personal/ sick days indicated on Exhibit A annexed hereto, based on October 1, 1992, as the date hired, which days may be taken at any time, subject to the Company's prior approval, which shall not be unreasonably withheld or delayed.

          (c) The Executive shall receive long-term disability insurance of disability benefits under the Company's disability plan, which shall generally have the following provisions: 60% of his base annual salary, as described in
Section 4(a) herein commencing 180 days after the onset of the disability, provided, however, that such payment shall not exceed $5,000 monthly. On condition that the Executive is an employee of the Company at the time of the onset of disability, such benefit will continue for the period of time indicated on Exhibit B annexed hereto, based on the Executive's age when the disability began.

          (d) The Executive shall receive $7,200 per year as a cash allowance for a car or other related expenses.

          (e) The Executive shall receive a bonus at the end of the Combined Period (as hereinafter defined) of 3% of the increase in the Company's Net Revenues (hereinafter defined) from consumer sales for Flents for the period beginning December 1, 1996 and ending May 31, 1997 and for the Company beginning June 1, 1997 and ending November 30, 1997 (collectively, the "Combined Period") above $5,640,862, which shall be determined finally by the certified public accountants regularly retained by the Company. Such bonus shall be decreased by the amount of cash or other compensation received by the Executive from Flents as a bonus (except for the bonus received as a Christmas bonus, regularly given the employees of Flents) for the fiscal year ending November 30, 1997. Bonuses for subsequent years of the term hereof shall be determined by the Board of Directors of the Company, prior to the end of the applicable fiscal year by setting targets that reasonably could result in a bonus at least equal to the dollar amount received by the Executive as a bonus for the Combined Period. "Net Revenues" shall equal gross revenues less returns, refunds, bad debt, cooperative advertising, slotting charges, sales allowances and other credits.

     5.   Covenants.

          (a) The Executive agrees that all work produced by him under this Agreement or otherwise for the Company shall be deemed to be a "work made for hire" as defined in the federal Copyright Act, Title 17 of the United States Code. Without further consideration, the Executive hereby irrevocably assigns, transfers and sets over to the Company, its successors and assigns, all of the Executive's right, title and interest in and to any and all developments, processes, discoveries, technologies and creations and all copyrightable and patentable works, materials and ideas (collectively "Inventions") and any improvement to any Invention, whether or not patentable, copyrightable or legally protectible or recognized as forms of property, and whether or not completed or used in practice, together with all information and data relating thereto (hereinafter "Proprietary Information") (including all designs, drawings, prints, patterns, sketches, ideas, inventions, improvements, writings and other works of authorship, theses, books, computer programs, lectures, illustrations, photographs, scientific and mathematical models, prints and any other subject matter that is or may become legally protectible or recognized as a form of property) that have been conceived, made or suggested, or may hereafter be conceived, made or suggested, either by the Executive or by others with the assistance or other participation of the Executive, and (i) on the Company's premises or during the Employee's usual working hours, or (ii) otherwise related to the business of the Company or any affiliate of the Company.

          (b) The Executive shall disclose promptly to the Company any and all Inventions and Proprietary Information when conceived or made by the Executive, and report promptly to the Company all information of which the Executive may become aware during the term of employment with the Company that may be of benefit to the Company. During the period of his employment hereunder, the Executive shall also disclose promptly to the Board of Directors of the Company all material Inventions relating to the business, products, or projects of the Company and/or involving the use of the Company's time, materials and/or facilities.

          (c) Upon request by the Company, the Executive shall, without compensation other than the Executive's usual and customary salary, bonus and benefits hereunder, execute all such assignments and other documents and perform all such acts necessary to enable the Company to obtain or uphold for its benefit patents or copyrights for, and other rights to, such Inventions and Proprietary Information relating thereto, which shall be owned by the Company, whether or not the Executive is the inventor thereof.

     6.   Disability and Death.

          (a) If the Executive, due to physical or mental disability or incapacity, shall have been unable fully to perform his duties hereunder for any 180 days during any twelve (12) consecutive months, as determined in good faith by the Board of Directors, then the Company may terminate this Agreement and the Executive's employment hereunder by written notice to the Executive or his legal guardian, effective immediately upon delivery of such notice.

          (b) If the Executive shall die during the term of this Agreement, this Agreement and the Executive's employment hereunder shall terminate immediately upon the Executive's death.

     7. Termination of Employment For Cause. The Company may at any time terminate this Agreement and the Executive's employment hereunder by written notice to the Executive effective immediately upon delivery of such notice if:

          (a) the Executive shall commit any act whether or not involving the Company that constitutes a felony in the jurisdiction involved; or

          (b)  the Executive engages in repeated substance abuse; or

          (c) the Board of Directors, after due inquiry and providing the Executive with a reasonable opportunity to be heard, shall have determined in good faith that the Executive committed wilful malfeasance or gross misconduct in his performance hereunder, or any material act of fraud or dishonesty against the Company; or

          (d) the Executive shall have committed a material breach of this Agreement; or

          (e) the Executive shall have refused to obey a directive of the Board of Directors to perform an act that the Executive is or should be able to perform and that is not illegal or unethical for 30 days after receipt of a written directive to perform such act.

     8.   Non-Disclosure of Confidential
          Information and Non-Competition.

          (a) The Executive acknowledges that he has been informed that it is the policy of the Company to maintain as secret and confidential all information
(i) relating to the products, processes, technologies, inventions, designs and/or systems used by the Company and (ii) relating to the suppliers, customers and employees of the Company (all such information hereafter referred to as "Confidential Information"), and the Executive further acknowledges that such Confidential Information is of great value to the Company. The parties hereto recognize that the services to be performed by the Executive are special and unique, and that by reason of his employment by the Company, he has and will acquire Confidential Information as aforesaid. The parties hereto confirm that it is reasonably necessary to protect the Company's goodwill that the Executive agree, and accordingly the Executive does agree, that he will not directly or indirectly (except where authorized by the Board of Directors of the Company for the benefit of the Company), for or on behalf of himself or any Person (hereinafter defined):

               (i) at any time during his employment by the Company or for a period of five (5) years after he ceases to be employed by the Company for any reason, divulge to any Person other than the Company (hereinafter referred to collectively as a "third party"), or use or cause to authorize any third parties to use, any such Confidential Information, or any other information regarded as confidential and valuable by the Company that he knows or should know is regarded as confidential and valuable by the Company (whether or not any of the foregoing information is actually novel or unique or is actually known to others and whether or not the Confidential Information is labelled as confidential); or

               (ii) at any time during his employment by the Company and for a period of one year after he ceases to be employed by the Company for any reason, act as or be an officer, director, stockholder, consultant or advisor, partner or employee of, or render any service for, or have any profit-sharing or other interest in, or lend money or make any other financial accommodation for or on behalf of, or undertake any business transaction with, any Person that engages in or is planning or preparing to engage in either direct competition with the Company or any corporate affiliate of the Company, or the business of providing, in any state where the Company or any corporate affiliate sells products or performs services, the same products and/or services as those provided by the Company or any corporate affiliate, except that he may hold securities that are part of a publicly traded class of securities (not in excess of 5% of the outstanding total of any class of such securities) in competitive concerns so long as he discloses such holding to the Company; or

               (iii) at any time during his employment by the Company and for a period of one year after he ceases to be employed by the Company for any reason, engage in or plan or prepare to engage in (A) competition with the Company or any corporate affiliate or (B) the business of providing, in any state where the Company or any corporate affiliate sells products or performs services, the same products and/or services as those provided by the Company or any corporate affiliate; or

               (iv) at any time during his employment by the Company and for a period of two years after he ceases to be employed by the Company for any reason, (A) attempt in any manner to solicit, or instruct, assist or provide any services in connection with the solicitation, from any Person that is, or shall have been after the date hereof, a client of the Company or Protective Technologies International Inc. or any other affiliate of the Company (a "Client") (except on behalf of the Company), or persuade, or attempt in any manner to persuade, any Client to cease doing business or to reduce the amount of business that any such Client has customarily done or contemplates doing with the Company or any affiliate of the Company, or (B) serve as an officer, director, employee, agent or consultant of, or otherwise render services to, or become or remain a creditor or equity interest holder in, any Person that accepts business competitive with the business of the Company from any such Client, whether or not the relationship between the Company and such Client was originally established in whole or in part through the efforts of the Executive; or

               (v) at any time during his employment by the Company and for a period of two years after he ceases to be employed by the Company for any reason, employ or otherwise obtain services from, or solicit or otherwise attempt to employ or otherwise obtain services from, or assist any Person in employing or otherwise obtaining services from, or attempting to employ or otherwise obtain services from, any person who is then, or at any time during the preceding twelve months shall have been, in the employ of or retained by the Company and/or its affiliates; or

               (vi) at any time during his employment by the Company and the applicable period thereafter specified in each of the clauses above, negotiate for or enter into an agreement, understanding or arrangement, or otherwise cause or authorize any Person, to take any of the actions prohibited by such clause.

As used herein, the term "Person" means any person, corporation, limited liability company, partnership or other entity and the term "Client" shall mean
(i) anyone who is then a client of the Company or any of its affiliates, (ii) anyone who was a client of the Company at any time during the two-year period immediately preceding the alleged prohibited conduct, and (iii) any prospective client that shall have placed a purchase order with the Company. The expiration or termination for any reason of the restrictive covenants contained in this
Section 8(a) shall not in any manner modify, terminate or impair the restrictive covenants contained in the Non-Competition Agreement dated the date hereof between the Executive and the Company.

          (b) The Executive shall, upon the expiration of his employment by the Company for any reason, forthwith deliver up to the Company any and all drawings, notebooks, keys and other documents and materials, or copies thereof, in his possession or under his control that relate to any Confidential Information, including any of same that relate to any Invention relating to the business of the Company or any affiliate of the Company described in Section 5(a), or that are otherwise the property of the Company. In addition, the Executive shall delete all copies on magnetic disk, computer hard drive or other electronic or digital medium in his possession and shall supply a certificate signed by him confirming the destruction of all such files. This Section 8 and
Section 5(c) shall survive any expiration or other termination of this Agreement.

          (c) The Executive agrees that any breach or threatened breach by him of any provision of this Section 8 will, because of the unique nature of the Executive's services and the Confidential Information entrusted to him as aforesaid, cause irreparable harm to the Company and shall entitle the Company, in addition to any other legal remedies available to it, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach, without the need to show irreparable injury or to post any bond, which are hereby waived by the Executive. The parties hereto understand and intend that each restriction agreed to by the Executive hereinabove shall be construed as separable and divisible from every other restriction, and the unenforceability, in whole or in part, of any such restriction, in any jurisdiction, shall not affect the enforceability of such restriction in any other jurisdiction or of the remaining restrictions in any jurisdiction, and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant. The Executive further acknowledges that the Company is relying upon such covenants as an inducement to provide the Executive with employment and in connection therewith to permit the Executive to have continued access to Confidential Information.

     9. Entire Agreement. This Agreement, together with the Merger Agreement and the documents and instruments referred to therein, contains the entire understanding of the parties with respect to the subject matter hereof and supersedes any prior agreement between the parties. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced; provided, however, that the Executive's compensation may be increased at any time by the Company without in any way affecting any of the other terms and conditions of this Agreement, which in all other respects shall remain in full force and effect. No action by either party shall be deemed a waiver of any right hereunder, and no waiver of any right at any time shall operate as a waiver of any other right or as a waiver of such right at any other time.

     10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective heirs, legal representatives, successors and assigns of the parties hereto, except that this agreement may not be assigned by the Executive, or by the Company except to an affiliate of the Company, in which case the Company shall remain liable for all of its obligations hereunder.

     11. Governing Law. All matters concerning the validity and interpretation of and performance under this Agreement shall be governed by the laws of the State of New York, except with respect to its conflict of laws provisions.

     12. Designations and Notices. Whenever notice is required to be given by any party hereunder, such notice shall be deemed sufficient if given pursuant to the terms of the Merger Agreement.

     13. Severability. The invalidity or unenforceability of any particular provision of this Agreement in any jurisdiction shall not affect the other provisions hereof or such provision in other jurisdictions, and this Agreement shall be construed in such jurisdiction in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, in lieu of such illegal, invalid, or unenforceable provision in such jurisdiction there shall be added automatically as a part of this Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

     14. Construction. Throughout this Agreement, each pronoun shall be deemed to include the masculine, the feminine and the neuter, the singular and plural, and vice versa, where such meanings would be appropriate. The headings herein are inserted only as a matter of convenience and reference, and they in no way define, limit or describe the scope of this Agreement or the intent of any provisions thereof.

     15. Further Assurances. Each party shall execute such other documents and instruments as shall be requested by the other party in order fully to accomplish the purposes of this Agreement.

     16. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Executive has executed this Agreement and the Company has caused this Agreement to be executed by its duly authorized officer as of the date first above written.

                                   FLENTS PRODUCTS CO., INC.




   /s/ James E. Dunn                By:  /s/ W. Thomas Davies
JAMES E. DUNN                           W. Thomas Davies
                                        President


Agreed to as to Section 4(b):

PTI HOLDING INC.




By:  /s/ Meredith W. Birrittella
     Meredith W. Birrittella
     Chief Executive Officer

                      EXHIBIT A to EXHIBIT 8

                       Vacation Eligibility

Length of Service                       Vacation Days
Less than five years                       10 days
Five years to ten years                    15 days

Thereafter, accrue one additional day of vacation for each additional year of service, to a maximum of twenty-five vacation days.

                      EXHIBIT B to EXHIBIT 8

                    Disability Benefit Period

Executive's Age When
Disability Begins                  Maximum Benefit Period
younger than 60                    to age 65
60                                 five years
61                                 four years
62                                 42 months
63                                 36 months
64                                 30 months
65                                 24 months
66                                 21 months
67                                 18 months
68                                 15 months
age 69 and over                    12 months

                            EXHIBIT 9

               CONVERTIBLE VALUE AND REGISTRATION
                         RIGHTS AGREEMENT

     AGREEMENT made as of August 5, 1997, by and among PTI HOLDING INC., a Delaware corporation having a mailing address at c/o Protective Technologies International, Inc., One River Street, Hastings-on-Hudson, NY 10706 ("PTI"), W. Thomas Davies, an individual, having an address at 27 Quaker Ridge Road, Bethel, CT 06801, James E. Dunn, an individual, having an address at 88 Hillcrest Avenue, Hawthorne, NJ 07506, Stuart M. Low, an individual, having an address at 29 Grove Hill Road, Guilford, CT 06437 ("S. Low"), Doris L. Hirsch, an individual having an address at 447 Westover Road, Stamford, CT ("Hirsch"), Peter C. Kohn, an individual having an address at 33 Ponus Avenue, Norwalk, CT 06850, Robert A. Low, an individual having an address at 527 East 84th Street, New York, NY 10028 ("R. Low"), Lester C. Migdal, an individual having an address at 58 East 92nd Street, New York, NY 10028, and Mary Lou Secchi, an individual having an address at 3 Harvard Street, Norwalk, CT 06851 (collectively, all individuals shall be referred to herein as the "Flents Stockholders").

     WHEREAS, PTI, Flents Products Co., Inc., a Delaware corporation ("Merger Sub"), and Flents Products Co., Inc., a New York corporation, ("Flents") have entered into an Agreement and Plan of Merger dated as of July 25, 1997 (the "Merger Agreement") pursuant to which Flents shall be merged into Merger Sub and all of the outstanding stock of Flents shall be canceled in exchange for the Cash Consideration and the Merger Stock and Merger Sub shall assume the operations, debts and obligations of Flents, as described in the Merger Agreement, and in accordance with Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended; and

     WHEREAS, pursuant to the Merger Agreement, each of the Flents Stockholders shall receive PTI Common Stock, which stock shall have certain demand registration, piggyback and convertible value rights, as more fully described herein,

     NOW, THEREFORE, in consideration of the mutual covenants of the parties and other consideration, the receipt of which is hereby acknowledged by the parties, the parties hereby agree as follows:

     1. Undefined Terms. All terms contained herein and not defined herein shall have the definitions attributed to them in the Merger Agreement.

     2.  Demand and Piggyback Rights.

          (a) PTI shall on one occasion for each of the Flents Stockholders other than R. Low, S. Low and Hirsch and on one occasion for R. Low, S. Low and Hirsch collectively register the sale of the Merger Stock upon the written request of any of the Flents Stockholders other than R. Low, S. Low and Hirsch and on the written request of the original holders of the Merger Stock owning a majority of the original shares of Merger Stock owned by R. Low, S. Low and Hirsch collectively (the "Demand Right") in accordance with the terms of this
Section 2, and, in addition, so long as the PTI Common Stock held by the Flents Stockholders remains restricted, PTI shall send written notice to the Flents Stockholders at least thirty (30) days prior to the filing by PTI of each and every registration statement or notification to be filed during such period under the Securities Act of 1933, as amended (the "Securities Act") (other than a registration relating to employee benefit plans, an acquisition transaction or similar matters registered on Form S-4), covering the sale of PTI Common Stock, and give to the Flents Stockholders the right (the "Piggyback Right") to have the Flents Stockholder's Merger Stock (collectively, the "Registrable Shares") then held by such Flents Stockholders included in any such registration statement or pre-effective amendment thereto or notification. If a Flents Stockholder desires to have Flents Stockholder's Registrable Shares registered, the Flents Stockholder must deliver a written notice to PTI. Such notice must be received by PTI within 15 days after the date of PTI's written notice to the Flents Stockholder and must indicate the full name and address of the Flents Stockholder and the number of shares to be included for sale in such registration statement or notification and must include evidence showing that the shares requested to be registered were issued pursuant to the Merger Agreement.

          (b) The registration rights described in Section 2(a) herein shall be limited by the following terms and conditions: (i) if the Flents Stockholders can then sell the number of Registrable Shares requested to be included in any such registration statement in any three-month period pursuant to Rule 144 (or any successor rule) under the Securities Act, PTI need not so include such shares in any registration statement; (ii) with regard only to the Piggyback Right, in connection with an offering by PTI of any of its securities, if the managing underwriter or other selling agent shall impose a limitation on the number of shares of PTI Common Stock and other securities of PTI that may be included in such registration because, in its reasonable judgment, such limitation is necessary to effect an orderly public distribution or complete the offering, such limitation shall be imposed as to all such securities as follows:
(A) all securities, up to such limitation, to be sold by PTI may, at PTI's option, be included; and then (B) to the extent such limitation has not been reached, such of the Merger Stock as all of the Flents Stockholders have requested to be included in such registration shall be included pro rata on the basis of the total number of shares of PTI Common Stock owned by all holders of PTI's securities with demand rights similar to Flents Stockholders' Demand Right who have requested registration of their securities of PTI (it being understood that the effect of such limitation may be to prevent every holder of PTI's securities from exercising any demand right at such time), provided, however, that no such registration shall count as an exercise of the Demand Right; (iii) if requested by PTI's underwriter in writing, Flents Stockholders shall agree not to sell any Registrable Shares pursuant to such registration statement prior to the period ending six months after the effective date of the registration statement, provided, however, that in such case the effectiveness of the registration shall be maintained by PTI for a period of at least six months after the end of such holdback period; (iv) anything herein to the contrary notwithstanding, PTI may at any time prior to the effective date of any such registration statement, in its own best judgment, decide to withdraw, or delay for up to 90 days, such registration or the effective date thereof without any liability to Flents Stockholders therefor, provided, however, that no withdrawn registration shall count as an exercise of the Demand Right; and (v) if the offering made pursuant to such registration statement is to be made by an underwriter and the underwriter wishes to sell the Registrable Shares in the underwritten offering, then Flents Stockholders must use the underwriter selected by PTI for any Registrable Shares sold, and any additional underwriting commissions or non-accountable expense allowance relating to the size of the offering shall be deemed Flents Stockholder's selling expenses for the purposes of Section 4 herein. Nothing herein shall prevent the Flents Stockholders from selling Registrable Shares under Rule 144 under the Securities Act of 1933, and counsel for PTI shall provide an opinion as to any such Rule 144 sale if, in the opinion of such counsel, such sale is permitted under Rule 144.

     3. Flents Stockholders' Obligations. ln connection with any registration statement or notification filed pursuant to the foregoing section:

          (a) if the Flents Stockholders have requested that their Registrable Shares be covered by such registration statement or notification, the Flents Stockholders shall furnish to PTI in writing such appropriate information (relating to the intention of the Flents Stockholders as to proposed methods of sale or other disposition of such shares) and the identity of and compensation to be paid to any proposed underwriters to be employed in connection therewith together with such other related information as PTI, any underwriter, or the Securities and Exchange Commission ("Commission"), the Nasdaq Stock Market, or any other regulatory authority may request;

          (b) all Flents Stockholders registering Registrable Shares shall agree that they shall, execute, deliver and/or file with or supply to PTI, any underwriters, the Commission and/or any state or other regulatory authority such information, documents, representations, undertakings and/or agreements reasonably necessary to carry out the provisions of the registration covenants contained in this Agreement and/or to effect the registration or qualification of their shares under the Securities Act and/or of the laws and regulations of any state or governmental instrumentality where PTI's securities are to be offered;

          (c) PTI shall furnish to each Flents Stockholder whose Registrable Shares are being sold such number of copies of the prospectus or circular (including each preliminary, amended of supplemental prospectus or circular) as such Flents Stockholder may reasonably request in order to facilitate sale of such shares; and

          (d) Flents Stockholders shall execute such documents as PTI may reasonably request confirming the Flents Stockholders' obligations under Rule 10b-6 promulgated under the Securities Exchange Act of 1934, as amended, and any other applicable rule or statutory provision.

     4. Expenses. With respect to a registration statement or notification filed pursuant to Section 2(a) above, all of PTI's expenses and disbursements arising in connection with such registration (other than expenses related to the size of the offering, such as commissions and non-accountable expenses) shall be paid by PTI. Each Flents Stockholder shall pay such Flents Stockholder's own selling expenses and counsel and similar fees.

     5. Period of Effectiveness. PTI shall be obligated to keep any registration statement or notification filed by it under Section 2(a) herein effective for a period of 180 days after the later of the actual effective date of such registration statement or the end of any period during which the Flents
Stockholders have refrained from selling Registrable Shares pursuant to a request from PTI 's underwriter pursuant to Section 2(b) herein, or, if later, so long as no amendment to the registration statement or supplement to the prospectus is required.

     6. Blue Sky. PTI shall use its best efforts to register or qualify the shares covered by any registration statement under the Securities Act filed on behalf of the Flents Stockholders pursuant to this Agreement under such securities or Blue Sky laws in such jurisdictions within the United States as each of the Flents Stockholders may reasonably request; provided, however, that PTI reserves the right not to register or qualify such shares in any jurisdiction where such shares do not meet the requirements of such jurisdiction or where PTI is required to qualify as a foreign corporation to do business in such jurisdiction and is not so qualified therein or where PTI is required to file any general consent to service of process.

     7. Deregistration of Unsold Shares. In the event that a Flents Stockholder has not sold all the Registrable Shares included in a registration statement pursuant to this Agreement on or prior to the expiration of the period specified in Section 5 herein, the Flents Stockholders hereby agrees that PTI may deregister by post-effective amendment any such shares covered by the registration statement or notification and not sold on or prior to such date. PTI shall notify the Flents Stockholders of the filing and effective date of such post-effective amendment.

     8. Revision of Prospectus. Upon notification by PTI that the prospectus in respect of any public offering covered by the provisions hereof is in need of revision, the Flents Stockholders shall immediately upon receipt of such notification (i) cease to offer or sell any securities of PTI that must be accompanied by such prospectus; (ii) return all such prospectuses to PTI; and
(iii) not offer or sell any securities of PTI until PTI has given the Flents Stockholders notification permitting them to resume offers and sales. PTI shall exert its best reasonable efforts to revise such prospectus promptly, file any post-effective amendment necessary in connection therewith, and supply to the Flents Stockholders as many copies of the current prospectus as the Flents Stockholders reasonably requests.

     9.  Convertible Value Rights.

          (a) As of the first anniversary of the Effective Date, PTI will transfer to each Flents Stockholder PTI Common Stock equal in value to the product of (i) the difference of $10.00 minus the greater of (A) the average of the median closing sale prices of the PTI Common Stock during the immediately preceding twenty (20) consecutive trading days, and (B) $6.00, multiplied by
(ii) the number of Merger Shares held beneficially and of record by such shareholder; provided, however, the value of PTI Common Stock received by Flents stockholders under the Merger Agreement and their respective convertible value and registration rights agreements in no event, subject to Section 9(b) below, shall amount to less than fifty-five percent (55%) of the total Merger Consideration, the value of any stock being the last sale price on the trading day prior to its issuance.

          (b) This conversion shall be subject to equitable adjustment in the event of any stock split, stock dividend or reverse stock split resulting in a change in the number of shares of PTI Common Stock outstanding prior to the one-year anniversary Closing. During the 30 trading days prior to such one-year anniversary, the Flents Stockholders shall not engage in any trading activity, directly or indirectly, in the securities of PTI.

     10.  Indemnification.  As a  condition  to  any  filing  pursuant  to  this
Agreement:

          (a) PTI shall indemnify the Flents Stockholders against any and all losses, claims, damages, expenses or liabilities (including reasonable attorneys' fees and other expenses reasonably incurred in defending any claim covered by this indemnification or enforcing a claim under this indemnification) to which the Flents Stockholders may become subject under any federal or state securities law, at common law, or otherwise, insofar as such losses, claims, damages, expenses or liabilities are incurred in connection with claims by third parties and arise directly out of any untrue statement or alleged untrue statement of a material fact contained in any registration statement or notification in which securities issued or issuable pursuant to the Merger Agreement are included and which is filed pursuant hereto, or in any related preliminary prospectus, final prospectus or amended prospectus or offering circular or other written information filed by PTI in any jurisdiction in order to qualify the securities issuable hereunder under the securities laws thereof or with the Commission or The Nasdaq Stock Market, or arise directly out of the omission or alleged omission to state therein any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that as any such statement or omission was made in reliance upon or in conformity with information furnished or confirmed in writing to PTI by any of such Flents Stockholder, underwriter(s) or controlling person(s) for use in such registration statement or notification or prospectus or offering circular; and

          (b) each Flents Stockholders, individually and not jointly, shall indemnify PTI, its representatives, officers and directors, against any and all losses, claims, damages, expenses or liabilities (including reasonable attorneys' fees and other expenses reasonably incurred in defending any claim covered by this indemnification or enforcing a claim under this indemnification) to which PTI is or may become subject under any federal or state securities law, at common law, or otherwise, insofar as any such losses, claims, damages, expenses or liabilities are incurred in connection with claims by third parties and arise directly out of any untrue statement or alleged untrue statement of a material fact contained in any such registration statement or notification in which securities issued or issuable pursuant to the Merger Agreement are included or in related any preliminary prospectus, final prospectus or amended prospectus or offering circular or other written information filed by PTI in any jurisdiction in order to qualify the securities issuable hereunder under the securities laws thereof or with the Commission or The Nasdaq Stock Market, or arise directly out of the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and only to the extent that any such statement or omission was made in reliance upon or in conformity with information furnished to PTI by such Flents individually Stockholders for use in such registration statement, notification or prospectus, but each Flents Stockholders shall be liable only for his/her direct acts of commission or ommission giving rise to losses or damages and shall not be liable for the acts of commission or ommission by any other Flents Stockholder.

     11. Notices. Whenever notice is required to be given by any party hereunder, such notice shall be deemed sufficient if given pursuant to the terms of the Merger Agreement and, if to Stockholder, at the address listed above.


     12. Further Actions. From time to time, as and when requested by PTI, the Flents Stockholders shall execute and deliver such documents and instruments and shall take such further or other actions as PTI may reasonably deem necessary to carry out the intent and purposes of this Agreement and to consummate and give effect to the other transactions contemplated hereby.

     13. Severability. Wherever possible, each provision of this Agreement shall be interpreted in a manner so as to be effective and valid under applicable law. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such provision and the remaining provisions of this Agreement shall remain unaffected and in full force and effect.

     14. Entire Agreement. This Agreement, and the other documents, agreements and instruments executed and delivered pursuant thereto or in connection therewith, contains the entire agreement between PTI and the Flents Stockholders with respect to the rights conferred by PTI relating to the Merger Stock and, in conjunction with the Merger Agreement, supersedes all prior arrangements or understandings with respect thereto, whether written or oral.

     15. Termination. This Agreement shall remain in full force and effect until the later of (i) the first anniversary hereto and (ii) date upon which the Registrable Shares are no longer owned by the Flents Stockholders. However,
Section 10 shall survive termination of this Agreement.

     16.  Construction.

          (a) The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

          (b) Each of the parties to this Agreement participated in the drafting of this Agreement and the interpretation of any ambiguity contained in this Agreement will not be affected by the claim that a particular party drafted any provision hereof.

          (c) Any pronoun herein shall include all genders and/or the plural or singular as appropriate from the context.

     17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into, executed and to be performed wholly in such state, except for its conflict of laws provisions.


     18. Assignability. This Agreement shall not be assignable otherwise than by operation of law by any party hereto without the prior written consent of the other parties, and any purported assignment without such prior written consent shall be void, except that PTI may assign this Agreement to a corporation controlling, controlled by or under common control with PTI, provided that such assignment shall not relieve PTI of its obligations hereunder.

     19. Waivers and Amendments. Any waiver of any term or condition of this Agreement, or any amendment or supplementation of this Agreement, shall be effective only if in writing executed by the party against whom such waiver, amendment or supplementation is sought to be charged. A waiver of any breach or failure to enforce any of the terms or conditions of this Agreement shall not in any way affect, limit or waive a party's rights hereunder at any time to enforce strict compliance thereafter with every term or condition of this Agreement.

     20. Third Party Rights. Any other provision of this Agreement to the contrary notwithstanding, this Agreement shall not create benefits for any third party, including, without limitation, any subsequent holders of Registrable Shares, except spouses, children and grandchildren of the original holders of Registrable Shares who acquire Registrable Shares by gift, bequest or intestate inheritance, who shall have the rights and obligations of the donor hereunder.

     21. Illegalities. In the event that any provision contained in this Agreement shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions of this Agreement shall not, at the election of the party for whose benefit the provision exists, be in any way impaired.

           [REMAINDER OF PAGE LEFT BLANK INTENTIONALLY]

     22. Counterparts. This Agreement may be executed in multiple counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, each of the undersigned corporations has caused this Agreement to be executed by its duly authorized officer, and each individual has signed this Agreement, as of the date first above written.

FLENTS PRODUCTS CO., INC.               PTI HOLDING INC.
(a New York corporation)


By:   /s/ W. Thomas Davies                   By:   /s/ Meredith W. Birrittella
Name: W. Thomas Davies                         Meredith W. Birrittella
Title:     President                                Chief Executive Officer

FLENTS PRODUCTS CO., INC.
(a Delaware corporation)


By:   /s/ W. Thomas Davies
       W. Thomas Davies
       President


 /s/ W. Thomas Davies                         /s/ James E. Dunn
W. THOMAS DAVIES                              JAMES E. DUNN



 /s/ Stuart M. Low                             /s/ Robert A. Low
STUART M. LOW                                  ROBERT A. LOW



 /s/ Doris L. Hirsch                           /s/ Lester C. Migdal
DORIS L. HIRSCH                                  LESTER C. MIGDAL


 /s/ Peter C. Kohn                             /s/ Mary Lou Secchi
PETER C. KOHN                                    MARY LOU SECCHI